AMENDMENT NO. 1
                            TO THE TELEWEST GROUP GPA


This Amendment No. 1, dated 1 July 1993, shall be deemed effective as of the first day of April 1993, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Northern Telecom Europe Limited, having its registered office at Stafferton Way, Maidenhead, Berks SL6 1AY acting through its Public Switching Division at Meridian House, 134 Bridge Road, Maidenhead, Berks SL6 8DJ ("Supplier").


                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier agree to amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:



TITLE PAGE is hereby amended as follows:

The contract name is hereby amended to include Encom Cable TV &
Telecommunications Ltd; and

the contract number of "NTE-GPA0001" is hereby added; and

a proprietary statement is hereby added, now stated as follows:


--------------------------------------------------------------------------------
                                 TELEWEST GROUP


                     ENCOM CABLE TV & TELECOMMUNICATIONS LTD

                          GENERAL PURCHASING AGREEMENT


                                   NTE-GPA0001



                                   PROPRIETARY
                                   -----------

    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES TO
                                 THIS DOCUMENT
--------------------------------------------------------------------------------

                                   PROPRIETARY
                                   -----------

THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES TO
                                  THIS DOCUMENT

                                     Page 2
INTRODUCTION, PAGE 1 is hereby amended as follows:

Northern Telecom's registered address is hereby corrected from "IB Portland Place" to Stafferton Way, Maidenhead, Berks SL6 1AY, now stated as follows:

1        INTRODUCTION

This Agreement, dated 1 March 1993, is made by and between the companies listed under Exhibit A attached hereto and by this reference incorporated into this Agreement and identified herein ("Customer"), and Northern Telecom Europe Limited, having its registered office at STAFFERTON WAY, MAIDENHEAD, BERKS SL6 1AY acting through its Public Switching Division at Meridian House, 134 Bridge Road, Maidenhead, Berks SL6 8DJ ("Supplier").

In consideration of the promises, mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Customer and Supplier agree as follows:



CLAUSE 1.1.6, PAGE 1 is hereby modified as follows:

The definition of "Consortium" is hereby revised to include Encom Cable TV & Telecommunications Ltd, now stated as follows:

1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken RESPECTIVELY BY:
1)TELEWEST COMMUNICATIONS GROUP LIMITED ("TELEWEST") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS TELEWEST WHOLLY OWNED FRANCHISES UNDER SECTION 1, EXHIBIT A AND FOR THOSE CUSTOMERS LISTED AS LIMITED COMPANIES UNDER SECTION 2, EXHIBIT A; AND 2) ENCOM CABLE TV AND TELECOMMUNICATIONS LTD ("ENCOM") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS ENCOM WHOLLY OWNED FRANCHISES UNDER
SECTION 3, EXHIBIT A.



CLAUSE 2.1, PAGE 3 is hereby modified as follows:

The term of the contract is hereby extended to 31 December 1998, now stated as follows:

2.1.       TERM
This Agreement shall commence on 31 January 1993, and expire on 31 DECEMBER 1998. The parties may extend the term or any subsequent term by executing a separate written agreement of extension prior to the expiration of the term.



CLAUSE 2.7.4, PAGE 6 is hereby amended as follows: The word "of" is hereby changed to "or", now stated as follows:
  2.7.4 Payment whether by finance OR otherwise shall not be considered Acceptance of non conforming Purchases.

EXHIBIT E, APPENDIX 1, PAGE 104 is hereby amended to reflect TeleWest franchises only for Appendix 1, now stated as follows:









 [Confidential Portion Omitted]









CLAUSE 2.8, PAGE 6 is hereby amended as follows:

Minor changes are made to the text of this clause, now stated as follows:

2.8        FINANCING
Supplier agrees to provide financing to those Customers listed in Exhibit E, Appendix 1, together with the amounts of their individual facilities for up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 2 in the case of all Customers under common control with TeleWest; substantially in the form of Exhibit E, Appendix 3 in the case of Birmingham Cable Limited and Cable London plc; AND substantially in the form of Exhibit E, Appendix 4 in the case of Windsor Television Limited. THE RELEVANT FINANCING AGREEMENT shall be entered into by Supplier and each Customer that elects to finance any Purchases prior to such Customer placing its initial Order hereunder. In the event that a Customer elects to finance Purchases in accordance with such Lease Purchase Agreement, Supplier shall issue invoices for such Purchases in accordance with Clause 2.7, except that such invoices shall be for the full amount due, and such invoices shall be deemed to be paid upon inclusion of the amounts covered thereby in an Equipment Schedule under a Lease Purchase Agreement. The financing of Purchases pursuant to a Lease Purchase Agreement shall be without prejudice to the rights of Customer under this Agreement with respect to such Purchases, including without limitation Customer's right not to accept non-conforming Purchases.



CLAUSE 2.9.3, PAGE 7 is hereby amended as follows:
The word "increase" is hereby changed to "decrease", now stated as follows:
  2.9.3 If Supplier's published prices, rates, charges or fees on the Shipment Date of Product(s), and/or Software and/or the Commencement Date for Services are less than any prices, rates, charges or fees set forth in the Order(s) or elsewhere, Customer shall have the benefit of the lesser prices, rates, charges or fees. Supplier shall notify Customer in writing of the effective date of any DECREASE.

CLAUSE 2.48, PAGE 19 is hereby amended as follows:

Encom are hereby added as a party to be notified with all correspondence required under this Agreement, now stated as follows:

2.48       NOTICES
Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

      CUSTOMER :
      --------

      TeleWest Communications Group Ltd. ENCOM CABLE TV & TELECOMMUNICATIONS LTD
      Attn : Contract Manager            ATTN : SENIOR MANAGER-NETWORK SWITCHING
      Materials Management Department    5 LIMEHARBOUR
      Unit 1, Genesis Business Park      ENCOM HOUSE
      Woking, Surrey GU21 5RW            LONDON E14 9TY

      SUPPLIER :
      --------

                           Commercial Manager; Cable Telephony
                           Northern Telecom Europe Limited
                           Public Switching Division
                           Northern Telecom House
                           St. Cloud Way
                           Maidenhead, Berks SL6 8XB

Addresses may be changed by written notices to the parties.



CLAUSE 3.2.4, PAGE 20 is hereby amended as follows: The word "ordered" is hereby capitalised as the defined term "Ordered", now stated as follows:

  3.2.4        Customer reserves the right to stop shipment of Ordered Product
               (s) if it fails the inspection referred to in the immediately preceding paragraph.

CLAUSE 3.3.2, PAGE 20 is hereby amended as follows:
The word "parties" is hereby changed to "party's", now stated as follows:
  3.3.2 Supplier shall promptly furnish for Order(s) of Product(s), standard site preparation Specifications, if applicable, in such detail to ensure that Product(s) can be properly installed. If any alterations or modifications required in site preparation or manufacture are attributable to either party's incomplete or erroneous Specifications, such alterations and/or modifications shall be made at the erring PARTY'S expense.



CLAUSE 3.8, PAGE 22 is hereby amended as follows:
Supplier's Products will not be marked with Shipment Date, so the words "if applicable" and "shipment or" are hereby deleted, now stated as follows:

   3.8        MARKING
   Product(s) shall be marked by Supplier, at no additional charge, with Supplier's model NUMBER, SERIAL NUMBER, AND DATE OF MANUFACTURE.



CLAUSE 3.12.1.2, PAGE 23 is hereby amended as follows: "Delivery Date" is hereby changed to "commencement of Acceptance Period", now stated as follows:

  3.12.1.2 Supplier shall provide Documentation pertaining to Software NO LATER THAN three (3) weeks PRIOR TO COMMENCEMENT OF THE ACCEPTANCE PERIOD at no additional charge. Documentation shall comply with Customer's Specifications and the highest standards of the industry with respect to content, size, legibility and reproducibility.



EXHIBIT A, PAGE 30 is hereby amended as follows:

Section 3 is hereby added to incorporate Encom franchises as Customers, now stated as follows:

EXHIBIT A         CUSTOMERS
---------------------------

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and Northern Telecom Europe Limited ("Supplier").

PARTNERSHIPS AND REGISTERED ADDRESSES TABLE

--------------------------------------------------------------------------------
      FRANCHISE                 FRANCHISE HOLDER                       REG. NO.
================================================================================
1. TELEWEST WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------

   Avon                      Avon Cable Joint Venture
   -----------------------------------------------------------------------------
   Croydon, Kingston and     London South Cable Partnership
   Richmond and Merton and
   Sutton
   -----------------------------------------------------------------------------
   North Thames Estuary      United Artists Communications (Thames Estuary)
   South Thames Estuary      Partnership
   -----------------------------------------------------------------------------
   Edinburgh                 United Artists Communications (Scotland) Venture
   -----------------------------------------------------------------------------
   Tyneside                  United Artists Communications (North East)
                                 Partnership
--------------------------------------------------------------------------------
2. LIMITED COMPANIES
--------------------------------------------------------------------------------
   Birmingham                Birmingham Cable Limited                    2170379

   -----------------------------------------------------------------------------
   The registered office          CABLE PHONE HOUSE,
   for the above listed           SMALL HEATH BUSINESS PARK,
   company is:                    TALBOT WAY, SMALL HEATH,
                                  BIRMINGHAM.  B10 OHJ
   -----------------------------------------------------------------------------
   Camden, Enfield,          Cable London plc                            1794264
   Hackney and Islington,
   Haringey
   -----------------------------------------------------------------------------
   The registered office          100 CHALK FARM ROAD
   for the above listed           LONDON  NW1 8EH
   company is:
   -----------------------------------------------------------------------------
   Hillingdon                Windsor Television Limited                  1745542
   Windsor
   -----------------------------------------------------------------------------
   The registered office          CABLE HOUSE
   for the above listed           WATERSIDE DRIVE
   company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ
   -----------------------------------------------------------------------------

                             TeleWest Communications Group Limited       2514287
                             ---------------------------------------------------

   Cotswolds                 United Artists Communications
                               (Cotswolds) Limited                       1743081
--------------------------------------------------------------------------------
3. ENCOM WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
   TOWER HAMLET/NEWHAM       ENCOM CABLE TV AND TELECOMMUNICATIONS LTD
   GREATER LONDON EAST                                                   1870928
   HAVERING
   WALTHAM FOREST
   DARTFORD
   EPPING FOREST
--------------------------------------------------------------------------------
   THE REGISTERED OFFICE          4 CARLTON GARDENS
   FOR THE ABOVE LISTED           PALL MALL
   COMPANY IS:                    LONDON SW1Y 5AA
--------------------------------------------------------------------------------

                                     Page 7
EXHIBIT C, RECITALS, PAGE 34 is hereby modified as follows:

The "RFP" date is hereby revised from November 1993 to November 1992, now stated as follows:

WHEREAS, Customer issued Request for Proposal entitled "Switch/RFP/001" dated November 1992, (the "RFP") to Supplier soliciting a proposal for Switches (defined herein);



CLAUSE C4.1, PAGE 35 is hereby amended as follows:

Customer's Purchase Objective is hereby revised from " [Confidential Portion Omitted] " lines to " [Confidential Portion Omitted] " lines; and

the RLCM price per line for [Confidential Portion Omitted]-[Confidential Portion Omitted] lines is hereby revised from " [Confidential Portion Omitted] " to " [Confidential Portion Omitted] ", now stated as follows:
  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes the initial installations and the first two (2) extensions per Switch:
PRICE PER LINE BASED UPON PURCHASE OBJECTIVE
--------------------------------------------

                         [Confidential Portion Omitted]
--------------------------------------------------------------------------------
                             LINES         LINES         LINES         LINES
--------------------------------------------------------------------------------
PURCHASE OBJECTIVE                                                 [Confidential
                                                                      Portion
                                                                      Omitted]
--------------------------------------------------------------------------------
HOST PRICE PER LINE:
----------------------------
SNSE PRICE PER LINE:
----------------------------
RSC PRICE PER LINE:                   [Confidential Portion Omitted]
----------------------------
RLCM PRICE PER LINE:
----------------------------
SRU PRICE PER LINE:
--------------------------------------------------------------------------------


CLAUSE C5.1, PAGE 37 is hereby amended as follows:

Related Mercury owned equipment is hereby added to the definition of Remote Concentrator Units; and

the amount of RCU credit for Customer is hereby established at [Confidential Portion Omitted] for TeleWest in Clause C5.1.1 and at [Confidential Portion Omitted] for Encom in Clause C5.1.2, now stated as follows:

  C5.1 Supplier shall credit the Customer with a purchase credit based upon amounts obligated to be paid or payable by Customer to Mercury Communications Limited (Mercury) to compensate Mercury for its stranded capital investment in Remote Concentrator Units AND RELATED EQUIPMENT ("RCU's") resulting from Customer's DISCONTINUATION of service from SUCH MERCURY OWNED EQUIPMENT installed in the network. [Confidential Portion Omitted]

CLAUSE C5.1.1 is hereby added to establish the RCU credit for TeleWest, now stated as follows:

       C5.1.1        [Confidential Portion Omitted]

















CLAUSE C5.1.2 is hereby added to establish the RCU credit for Encom, now stated as follows:

       C5.1.2        [Confidential Portion Omitted]


                  C5.1.2.1       [Confidential Portion Omitted]


                  C5.1.2.2       [Confidential Portion Omitted]





         CLAUSE C5.2, PAGE 37 is hereby deleted and replaced in its entirety, now stated as follows:

       C5.2 SUPPLIER SHALL PROVIDE FOR THOSE CUSTOMERS LISTED IN SECTION 3 OF
            EXHIBIT A, THE FOLLOWING PRODUCTS AT [Confidential Portion Omitted]:
          C5.2.1        [Confidential Portion Omitted]

          C5.2.2        [Confidential Portion Omitted]

CLAUSE C6.1, PAGE 37 is hereby amended as follows:

The references to Software Features itemised at the end of Clause C6.1 are hereby deleted and are now identified in Attachment K, Issue 2, now stated as follows:

C6         INVOICING AND PAYMENT

  C6.1 Should Customer choose not to finance Purchases pursuant to Clause 2.8, then Supplier shall invoice Customer for Products, Software and Services pursuant to Clause 2.7 of this Agreement. As an alternative payment method, at Customer's option, Supplier shall invoice Customer for Software on a per Working Line basis. The price per line to be invoiced under this option would be determined by reducing the per line prices in Clause C4.1 by the amount of Software included therein at [Confidential Portion Omitted] per line. The remaining price represents the Product(s) and Services price. Base Software would then be billed at a one-time rate of payment of [Confidential Portion Omitted] per line. This amount would be payable on a calendar quarterly basis, with the first payment being based on the number of Customer's Working Lines at the end of the first calendar quarter following the first Switch Acceptance. Customer will subsequently pay an amount equal to the increase in the number of Working Lines for each subsequent calendar quarter at the end of that calendar quarter, multiplied by [Confidential Portion Omitted]

               Customer must clearly mark on the Order if the option under this Clause C6.1 is required.



CLAUSE C6.4, PAGE 37 is hereby deleted and replaced in its entirety, now stated as follows:

    C6.4 CUSTOMER MAY DEPLOY SOFTWARE FEATURES AT [CONFIDENTIAL PORTION OMITTED] FOR THE PURPOSES OF TESTING AND FOR CUSTOMER'S INTERNAL BUSINESS, INCLUDING BUT NOT LIMITED TO [CONFIDENTIAL PORTION OMITTED].



CLAUSE C6.6, PAGE 38 is hereby amended as follows:

Attachment K of Supplier's Proposal is modified and hereby incorporated:

  C6.6         ADDITIONAL FEATURE SOFTWARE
               Feature Software not included in base price per line stated under Clause C4.1 but that is identified in ATTACHMENT K, ISSUE 2 of Supplier's Proposal, ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE, can be purchased as follows:

       C6.6.1 The Customer may purchase Software Modules on a per Switch basis, as defined and priced in Attachment K, ISSUE 2; or

CLAUSE C6.6.2, PAGE 38 is hereby amended as follows:

A price cap is defined for the Software price per line option, now stated as follows:
       C6.6.2 The Customer may purchase Software on a price per line basis, calculated on a case by case basis, according to the following generic formula:
                     [Confidential Portion Omitted]

CLAUSE C6.6.3 is hereby added as follows:

       C6.6.3 CUSTOMER MUST CLEARLY MARK ON THE ORDER WHICH PAYMENT OPTION IS SELECTED.



CLAUSE C7.1, PAGE 38 is hereby amended as follows:

Reference to the original Purchase Objective of "[Confidential Portion Omitted] Working Lines" is replaced with "Purchase Objective", now stated as follows:

  C7.1 It is the intent of the parties listed as Customer under Exhibit A in the aggregate to place Orders for Products, Software and Services in the amount OF THE PURCHASE OBJECTIVE. SUCH PURCHASE OBJECTIVE MAY CHANGE FROM TIME TO TIME IN ACCORDANCE WITH CLAUSE 7.2.



CLAUSE C7.1.1 is hereby added to enumerate Customer's initial Purchase Objective as follows:

       C7.1.1 CUSTOMER'S INITIAL PURCHASE OBJECTIVE IS DETAILED BELOW ("INITIAL PURCHASE OBJECTIVE")



       [Confidential Portion Omitted]

CLAUSE C7.1.2 is hereby added to state the Customers' commitment as follows:

  C7.1.2 WITHOUT PREJUDICE TO ITS RIGHTS UNDER CLAUSE 2.3 OF THE AGREEMENT, CUSTOMER AGREES TO PLACE ORDERS FOR ITS INITIAL PURCHASE OBJECTIVE ITEMISED IN CLAUSE 7.1.1 DURING THE TERM OF THE AGREEMENT, PROVIDED THAT;
       C7.1.2.1 CUSTOMER IS NOT OBLIGATED TO PURCHASE LINES IN EXCESS OF ITS ACTUAL REQUIREMENTS, AS REFLECTED IN THE REVISED PURCHASE OBJECTIVE FIGURES PRODUCED IN ACCORDANCE WITH CLAUSE C7.2; AND
       C7.1.2.2 AT CUSTOMER'S DISCRETION, SUPPLIER REMAINS COMPETITIVE IN THE MARKET WITH REGARD TO PRICE AND SUPPORT FOR ITS PRODUCTS; AND
       C7.1.2.3 AT CUSTOMER'S DISCRETION, SUPPLIER REMAINS COMPETITIVE IN THE MARKET WITH REGARD TO SOFTWARE FEATURE AND SWITCH FUNCTIONALITY OFFERINGS TO CUSTOMER.



CLAUSE C7.2, PAGE 38 is hereby amended as follows:
The method of revising the Purchase Objective every six (6) months via a notice is hereby added, now stated as follows:

  C7.2 In addition to the establishment of thE Initial Purchase Objective, the parties listed as Customer under Exhibit A agree to update, each six (6) months beginning from the effective date of this Agreement, the Purchase Objective with a cumulative forecast covering the term of this Agreement. Such forecasts shall identify the actual locations and numbers of lines for Switches already procured during the term of this Agreement and the proposed locations and numbers of lines for new Switches to yet be procured from Supplier over the remaining term of this Agreement, in order to determine the appropriate price per line under Clause C4.1. SUCH PURCHASE OBJECTIVE REVISIONS SHALL AUTOMATICALLY SUPERSEDE PREVIOUS PURCHASE OBJECTIVES WHEN ISSUED AS A NOTICE IN ACCORDANCE WITH CLAUSE 2.48. EXCEPT AS PROVIDED IN CLAUSE 7.1.2, it is understood and agreed that such forecasts are provided for Supplier's use in planning, and do not represent commitments on the part of Customer to procure such Switches, and shall be utilised to determine the applicable price to be applied under Clause C4.1 for the following six (6) months Order period.



CLAUSE C7.3, PAGE 39 is hereby deleted and replaced in its entirety, now stated as follows:


   C7.3 SHOULD ADDITIONAL CUSTOMERS FORMALLY ADVISE SUPPLIER, PRIOR TO 1 APRIL 1993, OF THEIR INTENT TO BE INCLUDED WITHIN THIS AGREEMENT AND SUBSEQUENTLY CONFIRM SUCH INTENT BY SIGNING THIS AGREEMENT, THEN THE PRICE PER LINE APPLIED TO ORDERS RECEIVED BY SUPPLIER BETWEEN 1 APRIL 1993 AND THE ACTUAL DATE OF SIGNATURE OF THE AGREEMENT BY SUCH CUSTOMERS, SHALL BE BASED UPON THE REVISED PURCHASE OBJECTIVE FORMULATED FROM THE INCLUSION OF SUCH ADDITIONAL CUSTOMERS. ORDERS RECEIVED BY SUPPLIER PRIOR TO 1 APRIL 1993 SHALL NOT RECEIVE RETROSPECTIVE PRICE ADJUSTMENTS FROM THE INCLUSION OF SUCH ADDITIONAL CUSTOMERS.


CLAUSE C12.1, PAGE 40 is hereby amended as follows:

[Confidential Portion Omitted]

  C12.1
  [Confidential Portion Omitted]




CLAUSE C12.2, PAGE 40 is hereby amended as follows:




[Confidential Portion Omitted]



SECOND CLAUSE 12.2.1, PAGE 40 is hereby amended as follows:
------

The Clause number is hereby revised from "12.2.1" to "12.2.2".



CLAUSE C13.1 is hereby amended as follows:

The quantity of DASS-II signalling convertors provided by Supplier at no additional charge is hereby changed from 20 ports per Switch to ten (10) 2Mbps ports per Switch, now stated as follows:

  C13.1 Supplier SHALL PROVIDE AND SUPPORT signalling converters which convert Digital Private Network Signalling System ("DPNSS") circuits to Digital Access Signalling System ("DASS-II") functionality. SUPPLIER SHALL PROVIDE SUCH SIGNALLING CONVERTERS TO SUPPORT TEN (10) 2MBPS PORTS PER SWITCH AT NO ADDITIONAL CHARGE. Customer and the Supplier agree to work together to maximise the deployment of DPNSS in all franchises. In addition, Supplier agrees to develop a sales incentive programme BY 31 DECEMBER 1993 that will motivate Customer's sales force to sell DPNSS as an alternative customer service offering to DASS II.



CLAUSE C13.2 is hereby added as follows:

  C13.2 SUPPLIER SHALL PROVIDE DPNSS AT [Confidential Portion Omitted] PER 2MBPS PORT. THIS PRICE INCLUDES THE 2MBPS INTERFACE, SIGNALLING PRODUCT, DPNSS SOFTWARE AS DEFINED IN ATTACHMENT K, ISSUE 2, ENGINEERING, INSTALLATION AND COMMISSIONING, AND PROJECT MANAGEMENT. THE INITIAL ORDER BY CUSTOMER FOR SUCH 2MBPS PORTS SHALL BE NO LESS THAN A MINIMUM QUANTITY OF SIXTEEN
               (16) PORTS PER SWITCH.



CLAUSE C16.1, PAGE 40 is hereby deleted and replaced in its entirety, now stated as follows:

  C16.1 CUSTOMER SHALL PROCURE AND SUPPORT THE CUTOVER REQUIREMENTS FOR SUBSCRIBER PULSE METERING ("SPM") HARDWARE.



CLAUSE C16.2 is hereby added, as follows:

  C16.2 SUPPLIER SHALL RESEARCH AND REPORT TO CUSTOMER WITHIN THIRTY (30) DAYS OF THE LATEST SIGNATURE OF THIS DOCUMENT A DEFINITIVE PLAN FOR DEVELOPING AND IMPLEMENTING SPM HARDWARE AND SOFTWARE APPLICATIONS FOR CUSTOMER. SUCH PLAN SHALL INCLUDE MILESTONE DATES FOR DEVELOPMENT, VERIFICATION OFFICE INTRODUCTIONS, AND IMPLEMENTATION FOR SPM PRODUCT PHASES, AS WELL AS PRICES TO THE EXTENT POSSIBLE. CUSTOMER AGREES TO PARTICIPATE WITH SUPPLIER TO THE EXTENT NECESSARY FOR PROVIDING RELEVANT INFORMATION, SUCH AS MARKETING FORECASTS.



CLAUSE C16.3 is hereby added, as follows:

  C16.3 SUBJECT TO A COMMERCIAL AGREEMENT WITH CUSTOMER, SUPPLIER SHALL DEVELOP AND SUPPORT SUBSCRIBER PULSE METERING ("SPM") HARDWARE AND SOFTWARE SUITABLE FOR INSTALLATION AND TESTING IN A VERIFICATION OFFICE OF CUSTOMER'S CHOOSING BY A MUTUALLY AGREED DATE.



CLAUSE C21.7, PAGE 43 is hereby amended as follows:

The word "ordered" is hereby capitalised as the defined term "Ordered", now stated as follows:

  C21.7 Supplier agrees to provide Customer with the following information, in writing, each time a new Software generic is released and Ordered by Customer :



CLAUSE C24.1, PAGE 44 is hereby amended as follows:




[Confidential Portion Omitted]





CLAUSE C32.1, PAGE 46 is hereby amended as follows:

British Telecom are hereby added for C7 certification and PTO interconnection within the defined schedule; and

an additional week is hereby added to the defined schedule for certification and interconnection when BT and Mercury are both required, now stated as follows:

  C32.1 The Supplier will act on Customer's behalf and provide the necessary Technical Support required to obtain C7 certification and PTO interconnection with Mercury AND BRITISH TELECOMMUNICATIONS PLC ("BT"), AS REQUIRED BY CUSTOMER. SHOULD SUCH CERTIFICATION AND INTERCONNECTION BE REQUIRED OF BOTH BT AND MERCURY IN ANY CUSTOMER LOCATION, SUPPLIER WILL BE ALLOWED ONE
               (1) ADDITIONAL WEEK IN THE SCHEDULE STATED IN CLAUSE C28.1, PROVIDED THE INTER-CONNECT SEQUENCE IS BT FOLLOWED BY MERCURY. CUSTOMER AND SUPPLIER WILL MUTUALLY AGREE UPON THE PHASING OF SUCH CERTIFICATION AND INTERCONNECTION SCHEDULING WHEN BOTH BT AND MERCURY ARE REQUIRED BY CUSTOMER.

          EXHIBIT C APPENDIX II, PAGE 54 is hereby amended as follows:

The paragraph entitled DPNSS under the heading ADDITIONAL ITEMS is hereby deleted in its entirety and replaced by Clause C13.2, contained herein.



EXHIBIT C APPENDIX II is hereby amended as follows:

Section 3 is hereby added to identify the critical spares included in the price per line, as stated in Clause C15.1, now stated as follows:

EXHIBIT C                  APPENDIX II
--------------------------------------

CII-3    CRITICAL SPARES


         CII-3.1           CRITICAL SPARES - 15K SWITCH SIZE

         Following are the spare equipment which will be provided by Supplier per Clause C15.1 for a 15,000 line Switch.

         EQUIPMENT DESCRIPTION              PRODUCT CODE      QTY
         ---------------------              ------------      ---

          +/- 5V POWER CONVERTED            NTDX15AA          1
          INTRA FBUS A TERMIN CPNTA         NTEX20AA          1
          INTRA FBUS B TERMIN CPNTA         NTEX20BA          1
          IPF INTEGRATED PROC & FBUS        NTEX22BA          1
          POWER CONV +/-5V 12 24V           NT1X78AA          1
          MCCS CUSTOM ANN CP                NT1X79AA          1
          ENH MULTIPROTOCOL CTL CP          NT1X89BA          1
          4 CHAN DGTL MF RCVR A-LAW         NT2X48CA          1
          A-LAW TTU DIGITAL FILTER          NT2X56BA          1
          SD CARD I                         NT2X57AA          1
          GROUP CODEC MERCURY 250 CP        NT2X59EA          1
          +-5/12V PWR CONVERTER 50A         NT2X70AE          1
          TRANSMISSION TERM TRK             NT2X71AA          1
          CONF CKT E/W TBI TONE CP          NT3X67BB          1
          TONE GEN - CALL WAITING           NT3X68BC          1
          PCM 30 TRUNK INTERFACE CP         NT6X27AC          1
          PCM 30 SIGNALLING CP              NT6X28AA          1
          DS30 NETWORK INTERFACE CP         NT6X40AC          1
          XPM DS512 LINK CONTROL CP         NT6X40CA          1
          XPM DS512 LINK CARD CP            NT6X40DA          1
          SPEECH BUS FORMAT (TURKEY)        NT6X41AB          1
          CHANNEL SUPERVISION MGS CP        NT6X42AA          1
          TIME SWITCH CP WITH (EBI)         NT6X44EA          1
          LGC/DTC PROCESSOR CP              NT6X45BA          1
          SIGNAL PROCESSOR MEMORY CP        NT6X46BB          1
          MASTER PROC MEMORY PLUS CP        NT6X47AB          1
          MASTER PROC MEMORY CP             NT6X47AC          1
          DS30A LCM INTERFACE CP            NT6X48AA          1
          LCM PROCESSOR CP                  NT6X51AB          1
          INT DIGROUP CONTROL CP            NT6X52AB          1
          POWER CONVERTER 5V/15V CP         NT6X53AA          1
          DPNSS SIGNALLING TERM CP          NT6X66CA          1
          SIGNALLING TERM BUFFER CP         NT6X67AA          1

          SIGNALLING TERM INTERFACE         NT6X68AC          1

         EQUIPMENT DESCRIPTION              PRODUCT CODE      QTY
         ---------------------              ------------      ---

          STI WITH TERMINATOR               NT6X68AD          1
          MSG PROTOCOL & DOWNLD CP          NT6X69LB          1
          CPU PORT CP WITH PARITY           NT9X12AC          1
          CPU 4M BTYE DRAM ENET CP          NT9X13FA          1
          WSS CORE COMP MOD PROC CP         NT9X13MB          1
          WSSPR MS SIMPLEX PROC CARD        NT9X13NA          1
          MEMORY 24MEG CP                   NT9X14DB          1
          MAPPER CIRCUIT PACK               NT9X15AA          1
          MS 4 PORT CARD CP                 NT9X17AD          1
          MS - 32 PORT CIRCUIT PACK         NT9X17BB          1
          MS 64 - PORT CP                   NT9X17DA          1
          BUS TERMINATOR PADDLEBOARD        NT9X21AB          1
          DS30 4PORT PADDLEBOARD CP         NT9X23AA          1
          REMOTE TERM. INTERFACE CP         NT9X26AB          1
          +5VOLTS POWER CONVERTER CP        NT9X30AA          1
          -5VOLTS POWER CONVERTER CP        NT9X31AA          1
          4K X 8K X-POINT CP                NT9X35FA          1
          ENET  CLOCK & MESSAGE CP          NT9X36BA          1
          ENET DS-512 PADDLEBOARD           NT9X40BA          1
          SYSTEM LOAD MODULE SLM1A          NT9X44AC          1
          ENET DS512/DS30 INTF PADBD        NT9X45BA          1
          PARA PORT INTF PADDLEBRD          NT9X46AA          1
          MS P-BUS TERMINATOR CP            NT9X49CC          1
          T-BUS ACCESS CP                   NT9X52AA          1
          DMS BUS SYS CLOCK CP              NT9X53AC          1
          DMS-BUS EXT CLK INTF PB NA        NT9X54AC          1
          2PORT SUBRATE DS512 CPNTA         NT9X62AA          1
          SR512 4 LINK PB E/W OOB RS        NT9X62CA          1
          16 LINK DS30 MS PB                NT9X69BA          1
          LMS-FBUS RATE ADAPTER CP          NT9X73BA          1
          F-BUS REPEATER CP                 NT9X74CA          1
          STP SIGNALLING TERMINAL CP        NT9X76AA          1
          STP V.35 INTERFACE CPNTA          NT9X77AA          1
          F-BUS EXT CP E/W TERMINAT         NT9X79BA          1
          DUAL PORT MESS CONT CP            NT9X86AA          1
          STOR DEV POW CON +5,+12           NT9X91AA          1

         CII-3.2           CRITICAL SPARES - 30K SWITCH SIZE

         Following are the spare equipment which will be provided by Supplier per Clause C15.1 for a 30,000 line Switch.

         EQUIPMENT DESCRIPTION              PRODUCT CODE      QTY
         ---------------------              ------------      ---

          INTRA FBUS A TERMIN CPNTA          NTEX20AA           1
          INTRA FBUS B TERMIN CPNTA          NTEX20BA           1
          IPF INTEGRATED PROC & FBUS         NTEX22BA           1
          POWER CONV +/-5V 12 24V            NT1X78AA           1
          MCCS CUSTOM ANN CP                 NT1X79AA           1
          ENH MULTIPROTOCOL CTL CP           NT1X89BA           1
          4 CHAN DGTL MF RCVR A-LAW          NT2X48CA           1
          A-LAW TTU DIGITAL FILTER           NT2X56BA           1
          SD CARD I                          NT2X57AA           1
          GROUP CODEC MERCURY 250 CP         NT2X59EA           1
          +-5/12V PWR CONVERTER 50A          NT2X70AE           1
          TRANSMISSION TERM TRK              NT2X71AA           1
          CONF CKT E/W TBI TONE CP           NT3X67BB           1
          TONE GEN - CALL WAITING            NT3X68BC           1
          PCM 30 TRUNK INTERFACE CP          NT6X27AC           1
          PCM 30 SIGNALLING CP               NT6X28AA           1
          DS30 NETWORK INTERFACE CP          NT6X40AC           1
          XPM DS512 LINK CONTROL CP          NT6X40CA           1
          XPM DS512 LINK CARD CP             NT6X40DA           1
          SPEECH BUS FORMAT (TURKEY)         NT6X41AB           1
          CHANNEL SUPERVISION MGS CP         NT6X42AA           1
          TIME SWITCH CP WITH (EBI)          NT6X44EA           1
          LGC/DTC PROCESSOR CP               NT6X45BA           1
          SIGNAL PROCESSOR MEMORY CP         NT6X46BB           1
          MASTER PROC MEMORY PLUS CP         NT6X47AB           1
          MASTER PROC MEMORY CP              NT6X47AC           1
          DS30A LCM INTERFACE CP             NT6X48AA           1
          LCM PROCESSOR CP                   NT6X51AB           1
          INT DIGROUP CONTROL CP             NT6X52AB           1
          POWER CONVERTER 5V/15V CP          NT6X53AA           1
          DPNSS SIGNALLING TERM CP           NT6X66CA           1
          SIGNALLING TERM BUFFER CP          NT6X67AA           1
          SIGNALLING TERM INTERFACE          NT6X68AC           1
          STI WITH TERMINATOR                NT6X68AD           1
          MSG PROTOCOL & DOWNLD CP           NT6X69LB           1
          33MHZ 88000 BRISC CPU CP           NT9X10AA           1
          CPU PORT CP WITH PARITY            NT9X12AC           1
          CPU (16 MHZ) CP                    NT9X13DB           1
          CPU (16MHZ) CP                     NT9X13DC           1
          CPU 4M BTYE DRAM ENET CP           NT9X13FA           1
          6M MEM CP (SYNC OVERRIDE)          NT9X14BB           1
          MEMORY 24MEG CP                    NT9X14DB           1
          MAPPER CIRCUIT PACK                NT9X15AA           1
          MS-4PORT CIRCUIT PACK              NT9X17AA           1
          MS 64 - PORT CP                    NT9X17DA           1
          DS512 PADDLEBOARD CP               NT9X20AA           1
          ENET/MS FIBER INTERF CPNTA         NT9X20BB           1
          CMBUS TERMINATOR PADDLEBRD         NT9X21AA           1
          CM SUBSYS CLOCK PDBRD              NT9X22CA           1
          DS30 4PORT PADDLEBOARD CP          NT9X23AA           1

          DS-30 4-PORT CPNTA (STP)           NT9X23BA           1
          REMOTE TERM. INTERFACE CP          NT9X26AB           1
          BRISC RTIF CPNTA                   NT9X26DA           1
          CM PROC SH BUS EXTENDER CP         NT9X27AA           1




         CII-3.2   CRITICAL SPARES - 30K SWITCH SIZE (CONTINUED)

         EQUIPMENT DESCRIPTION              PRODUCT CODE        QTY
         ---------------------              ------------        ---

          CM EXT SH BUS EXTENDER CP         NT9X27BA            1
          +5VOLTS POWER CONVERTER CP        NT9X30AA            1
          -5VOLTS POWER CONVERTER CP        NT9X31AA            1
          M.S. LOAD CP                      NT9X32AA            1
          ENET  16K X 16K X-POINT CP        NT9X35BA            1
          ENET  CLOCK & MESSAGE CP          NT9X36BA            1
          QUAD DS512 FIBER I/F CPNTA        NT9X40BB            1
          ENET DS512/DS30 INTF PADBD        NT9X45BA            1
          PARA PORT INTF PADDLEBRD          NT9X46AA            1
          +12V POWER CONVERTER CP           NT9X47AA            1
          MS P-BUS TERMINATOR CP            NT9X49CA            1
          DMS BUS TRACER CP                 NT9X49CB            1
          T-BUS ACCESS CP                   NT9X52AA            1
          MS CLOCK CP                       NT9X53AA            1
          DMS BUS SYS CLOCK CP              NT9X53AC            1
          DMS-BUS EXT CLK INTF PB NA        NT9X54AC            1
          LMS-FBUS RATE ADAPTER CP          NT9X73BA            1
          F-BUS REPEATER CP                 NT9X74CA            1
          STP SIGNALLING TERMINAL CP        NT9X76AA            1
          STP V.35 INTERFACE CPNTA          NT9X77AA            1
          F-BUS EXTENSION PADDLEBRD         NT9X79AA            1
          F-BUS EXT CP E/W TERMINAT         NT9X79BA            1
          ADVANCED ENET SPARING             NT9X35CA            1

         CII-3.3  CRITICAL SPARES - RLCM

         Following are the spare equipment which will be provided by Supplier per Clause C15.1 for a RLCM.

         EQUIPMENT DESCRIPTION              PRODUCT CODE      QTY
         ---------------------              ------------      ---

          5V/40A POWER CONV CP              NT2X06AB          1
          MULTI O/P PWR CONVERTER           NT2X09AA          1
          4 CHAN DGTL MF RCVR A-LAW         NT2X48CA          1
          A-LAW DTMF RECEIVER FOR UK        NT2X48CC          1
          SD CARD I                         NT2X57AA          1
          A-LAW GRP CODEC & TONES CP        NT2X59CA          1
          +-5/12V PWR CONVERTER 50A         NT2X70AE          1
          INC/OGT TEST TRUNK CP             NT2X90AD          1
          8 X 8 MATRIX CP                   NT3X09BA          1
          MTU CONTROLLER CP                 NT4X97AA          1
          MTU ANALOG CARD                   NT4X98BB          1
          PCM 30 INTERFACE CP               NT6X27AB          1
          PCM 30 TRUNK INTERFACE CP         NT6X27AC          1
          FSP ALARM CP                      NT6X36AA          1
          LCM PROCESSOR CP                  NT6X51AB          1
          INT DIGROUP CONTROL CP            NT6X52AB          1
          POWER CONVERTER 5V/15V CP         NT6X53AA          1
          INT BUS INTERFACE CP              NT6X54BA          1
          RINGING GENERATOR                 NT6X60AB          1
          LINK CONTROL CARD CP              NT6X73BA          1
          RMM CONTROL CARD CP               NT6X74AB          1
          ESA TONE & CLOCK CP               NT6X75EA          1
          REMOTE ALARM PANEL CP             NT6X77AA          1

         CII-3.4           CRITICAL SPARES - RSC

         Following are the spare equipment which will be provided by Supplier per Clause C15.1 for a RSC.

         EQUIPMENT DESCRIPTION              PRODUCT CODE      QTY
         ---------------------              ------------      ---

          ISDN ENH LCME PROCESSOR CP        NTBX34BA          1
          LCMI DIGROUP CONTROL CP           NTBX35AA          1
          ISDN ENH LINE DRAWER BIC          NTBX36BA          1
          ISDN ENH L DWR PUPS CP            NTBX71AA          1
          ISDN LCME BAT/RNG ROUTER          NTBX72AA          1
          POWER CONVERTER PACK              NTMX72AA          1
          SIGNALLING PCP                    NTMX73AA          1
          32 DS30A I/F PCP                  NTMX74AA          1
          ENHANCED MATRIX PCP               NTMX75AA          1
          PROCESSOR PCP                     NTMX77AA          1
          DUAL PCM30 PACKLET                NTMX82AA          1
          QUAD FRAME CARRIER PCCP           NTMX87AA          1
          5V/40A POWER CONV CP              NT2X06AB          1
          MULTI O/P PWR CONVERTER           NT2X09AA          1
          SD CARD I                         NT2X57AA          1
          A-LAW GRP CODEC & TONES CP        NT2X59CA          1
          INC/OGT TEST TRUNK CP             NT2X90AD          1
          8 X 8 MATRIX CP                   NT3X09BA          1
          MTU CONTROLLER CP                 NT4X97AA          1
          MTU ANALOG CARD                   NT4X98BB          1
          FSP ALARM CP                      NT6X36AA          1
          FSP ALARM CP                      NT6X36AB          1
          LCM PROCESSOR CP                  NT6X51AB          1
          INT DIGROUP CONTROL CP            NT6X52AB          1
          POWER CONVERTER 5V/15V CP         NT6X53AA          1
          ISDN LCME PWR CONV +5/+15V        NT6X53CA          1
          INT BUS INTERFACE CP              NT6X54BA          1
          MSG PROTOCOL & DOWNLD CP          NT6X69LB          1
          RMM CONTROL CARD CP               NT6X74AB          1
          UNIVERSAL TONE RECEIVER CP        NT6X92CA          1

         CII-3.5           CRITICAL SPARES - SRU

         Following are the spare equipment which will be provided by Supplier per Clause C15.1 for a SRU.

          EQUIPMENT DESCRIPTION             PRODUCT CODE      QTY
          ---------------------             ------------      ---

          ISDN LCM PROCESSOR CP             NTBX34CA          1
          ISDN LCM DIGROUP CTL CP           NTBX35CA          1
          ISDN ENH LINE DRAWER BIC          NTBX36BA          1
          ISDN ENH L DWR PUPS CP            NTBX71AA          1
          A-LAW GRP CODEC & TONES CP        NT2X59CA          1
          8 X 8 MATRIX CP                   NT3X09BA          1
          MTU CONTROLLER CP                 NT4X97AA          1
          MTU ANALOG CARD                   NT4X98BB          1
          PCM 30 TRUNK INTERFACE CP         NT6X27AC          1
          ARLB FSP ALARM CARD CP            NT6X36AF          1
          SRU RINGING GENERTOR (UK)         NT6X60GA          1
          LINK CONTROL CARD CP              NT6X73BA          1
          RMM CONTROL CARD CP               NT6X74AB          1
          BATTERY CHARGER CP                NT8X02AB          1
          SRU FUSE PNL & CABLE ASSY         NT8X9707          1
          SPU POWER CONVERTER CP            NT8X99AB          1

EXHIBIT C APPENDIX IV is hereby clarified as follows:

Page 74 of the GPA does not exist.

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                                 SUPPLIER
---------                                                 --------

TELEWEST COMMUNICATIONS GROUP LIMITEDNORTHERN TELECOM EUROPE LIMITED



----------------------           --------------          -----------------------        -----------
authorised signature                date                  authorised signature          date


Larry Carleton                              Pete Meldrum
-------------------------------             -------------------------------
print or type name of signatory             print or type name of signatory

President and Chief Operating Officer, TeleWestGeneral Manager
--------------------------------------------------------------------------------
title                                                     title





UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE
     BY EDINBURGH CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC., GENERAL PARTNER

              BY  ------------------------------              -------------
                  authorised signature                        date

                  Larry Carleton
                  ---------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ---------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP
     BY TYNESIDE CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


     BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date


                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services. TeleWest
                  ----------------------------------------------------------
                  title





AVON CABLE JOINT VENTURE
     BY AVON CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION AVON, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP
     BY ESTUARIES CABLE LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION ESTUARIES, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title





LONDON SOUTH CABLE PARTNERSHIP
     BY UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION UK. INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

CABLE LONDON PLC


----------------------------        --------------------
authorised signature                date

Gerald Campbell
--------------------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
--------------------------------------------------------
title




BIRMINGHAM CABLE LIMITED


----------------------------        --------------------
authorised signature                date

Edward Campbell
--------------------------------------------------------
print or type name of signatory

Managing Director, Birmingham Cable Limited
--------------------------------------------------------
title




WINDSOR TELEVISION LIMITED


----------------------------        --------------------
authorised signature                date

Phillipe Galteau
--------------------------------------------------------
print or type name of signatory

Managing Director, The Cable Corporation
--------------------------------------------------------
title




UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED


----------------------------        --------------------
authorised signature                date

Larry Carleton
--------------------------------------------------------
print or type name of signatory

President and Chief Operating Officer, TeleWest
--------------------------------------------------------
title

ENCOM CABLE TV AND TELECOMMUNICATIONS



authorised signature                date

John Sheridan
--------------------------------------------------------
print or type name of signatory

Managing Director and Chief Executive Officer, ENCOM
--------------------------------------------------------
title

TELEWEST COMMUNICATIONS GROUP LTD                     Attachment:      K
REQUEST FOR PROPOSAL                                    Issue:         2
                                                        Page:          1
                                                        Date:         21/7/93










                               TELEWEST GROUP GPA

                                   AMENDMENT 1

                                   APPENDIX 1




                                  ATTACHMENT K

                         CATV SOFTWARE STRUCTURE (BCS34)


(C)      COPYRIGHT NORTHERN TELECOM EUROPE LIMITED 1993           PROPOSAL 2/399
         Copyright in the whole and every part                         July 1993
         of this document is owned by NT Europe Ltd

TELEWEST COMMUNICATIONS GROUP LTD                     Attachment:     K
REQUEST FOR PROPOSAL                                    Issue:        2
                                                        Pages:        2 - 33
                                                        Date:         21/7/93


















                         [CONFIDENTIAL PORTION OMITTED]

                                 AMENDMENT NO. 2
                            TO THE TELEWEST GROUP GPA


This Amendment No. 2, dated 29 October 1993, shall be deemed effective as of the first day of September 1993, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Northern Telecom Europe Limited, ("Supplier").



                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier agree to amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

TITLE PAGE is hereby amended as follows:

The contract name is hereby amended to include Telecential Communications Limited Partnership;


--------------------------------------------------------------------------------
                                 TELEWEST GROUP


                     ENCOM CABLE TV & TELECOMMUNICATIONS LTD

                 TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP

                          GENERAL PURCHASING AGREEMENT


                                   NTE-GPA0001


                                   PROPRIETARY
                                   -----------

    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES TO
                                 THIS DOCUMENT
--------------------------------------------------------------------------------


                                   PROPRIETARY
                                   -----------

    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES TO
                                 THIS DOCUMENT

CLAUSE 1.1.6, PAGE 1 is hereby modified as follows:

The definition of "Consortium" is hereby revised to include Telecential Communications Limited Partnership, now stated as follows:

1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken respectively by:
1)TeleWest Communications Group Limited ("TeleWest") as the representative for those Customers listed as TeleWest wholly owned franchises under Section 1, Exhibit A and for those Customers listed as Limited Companies under Section 2, Exhibit A; and 2) Encom Cable TV and Telecommunications Ltd ("Encom") as the representative for those Customers listed as Encom wholly owned franchises under
Section 3, Exhibit A; AND 3) TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP ENTERING INTO AGREEMENT FOR ITSELF AND ON BEHALF OF TELECENTIAL COMMUNICATIONS (HERTS) LIMITED PARTNERSHIP AND TELECENTIAL COMMUNICATIONS (NORTHANTS) LIMITED PARTNERSHIP ("TELECENTIAL") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS TELECENTIAL WHOLLY OWNED FRANCHISES UNDER SECTION 4, EXHIBIT A.



CLAUSE 2.8, PAGE 6 is hereby amended as follows:

Reference to Exhibit E Appendix 6 for Telecential is hereby added now stated as follows:

2.8        FINANCING
Supplier agrees to provide financing to those Customers listed in Exhibit E, Appendix 1, together with the amounts of their individual facilities for up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 2 in the case of all Customers under common control with TeleWest; substantially in the form of Exhibit E, Appendix 3 in the case of Birmingham Cable Limited and Cable London plc; and substantially in the form of Exhibit E, Appendix 4 in the case of Windsor Television Limited. SUPPLIER ALSO AGREES TO PROVIDE FINANCING TO TELECENTIAL, SUBSTANTIALLY IN THE FORM OF EXHIBIT E, APPENDIX 6. The relevant financing agreement shall be entered into by Supplier and Customer that elects to finance any Purchases prior to such Customer placing its initial Order hereunder. In the event that a Customer elects to finance Purchases in accordance with such Lease Purchase Agreement, Supplier shall issue invoices for such Purchases in accordance with Clause 2.7, except that such invoices shall be for the full amount due, and such invoices shall be deemed to be paid upon inclusion of the amounts covered thereby in an Equipment Schedule under a Lease Purchase Agreement. The financing of Purchases pursuant to a Lease Purchase Agreement shall be without prejudice to the rights of Customer under this Agreement with respect to such Purchases, including without limitation Customer's right not to accept non-conforming Purchases.


CLAUSE 2.48, PAGE 19 is hereby amended as follows:

Telecential are hereby added as a party to be notified with all correspondence required under this Agreement, now stated as follows:

2.48       NOTICES
Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

   CUSTOMERS :


   TeleWest Communications Group Ltd.    Encom Cable TV & Telecommunications Ltd
   Attn : Contract Manager               Attn : Contract Manager
   Materials Management Department       2 Millharbour
   Unit 1, Genesis Business Park         London E14 9TE
   Woking, Surrey, GU21 5RW


   TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP
   ATTN : CONTRACT MANAGER
   LINK 2 BEACONTREE PLAZA, GILLETTE WAY,
   BASINGSTOKE ROAD,
   READING RG2 0BS

   SUPPLIER :

   Commercial Manager; Cable Telephony
   Northern Telecom Europe Limited
   Public Switching Division
   Northern Telecom House
   St. Cloud Way
   Maidenhead, Berks SL6 8XB

Addresses may be changed by written notices to the parties.



EXHIBIT A, PAGE 30 is hereby amended as follows:

Section 3 is hereby added to incorporate Telecential franchises as Customers, now stated as follows:

EXHIBIT A         CUSTOMERS

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and Northern Telecom Europe Limited ("Supplier").

PARTNERSHIPS AND REGISTERED ADDRESSES TABLE

--------------------------------------------------------------------------------
   FRANCHISE                 FRANCHISE HOLDER                        REG. NO.
================================================================================
1. TELEWEST WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
   Avon                      Avon Cable Joint Venture
   -----------------------------------------------------------------------------
   Croydon, Kingston and     London South Cable Partnership
   Richmond and Merton and
   Sutton
   -----------------------------------------------------------------------------
   North Thames Estuary      United Artists Communications (Thames Estuary)
   South Thames Estuary      Partnership
   -----------------------------------------------------------------------------
   Edinburgh                 United Artists Communications (Scotland) Venture
   -----------------------------------------------------------------------------
   Tyneside                  United Artists Communications
                               (North East) Partnership
--------------------------------------------------------------------------------

                                     Page 4
--------------------------------------------------------------------------------
2. LIMITED COMPANIES
--------------------------------------------------------------------------------
   Birmingham                Birmingham Cable Limited                    2170379

   -----------------------------------------------------------------------------
   The registered office          CABLE PHONE HOUSE,
   for the above listed           SMALL HEATH BUSINESS PARK,
   company is:                    TALBOT WAY, SMALL HEATH,
                                  BIRMINGHAM.  B10 OHJ
   -----------------------------------------------------------------------------
   Camden, Enfield,          Cable London plc                            1794264
   Hackney and Islington,
   Haringey
   -----------------------------------------------------------------------------
   The registered office          100 CHALK FARM ROAD
   for the above listed           LONDON  NW1 8EH
   company is:
   -----------------------------------------------------------------------------
   Hillingdon                Windsor Television Limited                  1745542
   Windsor
   -----------------------------------------------------------------------------
   The registered office          CABLE HOUSE
   for the above listed           WATERSIDE DRIVE
   company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ
   -----------------------------------------------------------------------------

                             TeleWest Communications Group Limited       2514287
                             ---------------------------------------------------
                             ---------------------------------------------------

   Cotswolds                 United Artists Communications
                               (Cotswolds) Limited                       1743081
--------------------------------------------------------------------------------
3. ENCOM WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
   Tower Hamlet/Newham       Encom Cable TV and Telecommunications Ltd   1870928
   Greater London East
   Havering
   Waltham Forest
   Dartford
   Epping Forest
--------------------------------------------------------------------------------
   The registered office          4 CARLTON GARDENS
   for the above listed           PALL MALL
   company is:                    LONDON SW1Y 5AA
--------------------------------------------------------------------------------
4. TELECENTIAL WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
   THAMES VALLEY             TELECENTIAL COMMUNICATIONS LIMITED
                                PARTNERSHIP                              2387692
   WEST HERTS
   NORTHANTS
   SWINDON
   WARWICKSHIRE
   NORTHAMPTONSHIRE
--------------------------------------------------------------------------------
   THE REGISTERED OFFICE          DRAGOON HOUSE
   FOR THE ABOVE LISTED           37 ARTILLERY LANE
   COMPANY IS:                    LONDON E1 7LT
--------------------------------------------------------------------------------

CLAUSE C4.1, PAGE 35 is hereby amended as follows:

A new price per line range for [Confidential Portion Omitted] lines is hereby added; and

Customer's Purchase Objective is hereby revised from [Confidential Portion Omitted] lines to [Confidential Portion Omitted] lines;

and linkage between the price per line table and the Purchase Objective is hereby added, as follows:


  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes the [Confidential Portion Omitted] per Switch. THE RELEVANT PRICE PER LINE FOR ANY ORDER SHALL BE DETERMINED BY APPLYING THE PREVAILING PURCHASE OBJECTIVE EFFECTIVE ON THE DATE OF SUCH ORDER, AS DEFINED IN CLAUSE C7, TO THE TABLE BELOW.

PRICE PER LINE BASED UPON PURCHASE OBJECTIVE
--------------------------------------------

--------------------------------------------------------------------------------
                             [CONFIDENTIAL PORTION OMITTED]
                      ----------------------------------------------------------
                        LINES       LINES       LINES      LINES       LINES
----------------------
--------------------------------------------------------------------------------
PURCHASE OBJECTIVE
----------------------
----------------------
HOST PRICE PER LINE:
----------------------
----------------------
SNSE PRICE PER LINE:                [CONFIDENTIAL PORTION OMITTED]
----------------------
----------------------
RSC PRICE PER LINE:
----------------------
----------------------
RLCM PRICE PER LINE:
----------------------
----------------------
SRU PRICE PER LINE:
--------------------------------------------------------------------------------

   No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level.

   The above stated price per line includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Software as defined in Attachment K of the Proposal, and Services including but not limited to [Confidential Portion Omitted] . In the case of Switch remotes, (RSC, RLCM and SRU), the price includes related [Confidential Portion Omitted]. These prices include all customs and import duties, but exclude VAT.

CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of Telecential as follows:


       C7.1.1 Customer's initial Purchase Objective is detailed below ("Initial Purchase Objective")








                         [Confidential Portion Omitted]






CLAUSE C12.1, PAGE 40 is hereby amended as follows:







[Confidential Portion Omitted]





CLAUSE C12.2, PAGE 40 is hereby amended as follows:



[Confidential Portion Omitted]






C12.2        [Confidential Portion Omitted]

CLAUSE C12.3 is hereby added as follows:

          C12.3 SUPPLIER AGREES TO MAKE GPP AVAILABLE ON ORDERS REQUIRING DELIVERY AFTER 1 JANUARY 1995, IN ACCORDANCE WITH A MANAGED IMPLEMENTATION PLAN TO BE GENERATED BY 31 DECEMBER 1993, AND FORMALLY AGREED TO BY 30 JUNE 1994.



CLAUSE C12.4 is hereby added as follows:

          C12.4 SHOULD SUPPLIER FAIL TO HAVE GPP AVAILABLE IN ACCORDANCE WITH SUCH AGREED IMPLEMENTATION PLAN SPECIFIED IN CLAUSE C12.3, THEN SUPPLIER SHALL RETROFIT, TO GPP, ALL NON-GPP LINES DELIVERED AFTER THE AGREED DATES IN SUCH IMPLEMENTATION PLAN AT NO CHARGE TO CUSTOMER AND SHALL NOT CONSIDER SUCH RETROFIT AN EXTENSION FOR PRICING PURPOSES STATED IN CLAUSE C4.



CLAUSE C12.5 is hereby added as follows:

          C12.5 THE PROVISIONS OF CLAUSE C12.4 CONSTITUTE SUPPLIER'S SOLE LIABILITY AND CUSTOMER'S SOLE REMEDY FOR SUPPLIER'S FAILURE TO MEET THE AGREED IMPLEMENTATION PLAN SPECIFIED IN CLAUSE C12.3.



CLAUSE C25.1.3 is hereby added as follows to detail the Marketing Support provided to Telecential:

SUPPLIER AGREES TO PROVIDE A DEDICATED FULLY SKILLED MARKETING RESOURCE TO TELECENTIAL FOR A PERIOD OF 3 (THREE) MONTHS.

SIGNATURES
The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                   SUPPLIER
-------------------------------------       ------------------------------------

TELEWEST COMMUNICATIONS GROUP LIMITED       NORTHERN TELECOM EUROPE LIMITED


-----------------------         ------------              ----------------------     ----------
authorised signature                date                  authorised signature          date


Larry Carleton                              Pete Meldrum
----------------------------------          ------------------------------------
print or type name of signatory             print or type name of signatory

President and Chief Operating Officer, TeleWestGeneral Manager
--------------------------------------------------------------------------------
title                                                     title





UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE
     BY EDINBURGH CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP
     BY TYNESIDE CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


     BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services. TeleWest
                  ----------------------------------------------------------
                  title





AVON CABLE JOINT VENTURE
     BY AVON CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION AVON, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP
     BY ESTUARIES CABLE LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION ESTUARIES, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title





LONDON SOUTH CABLE PARTNERSHIP
     BY UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION UK. INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

CABLE LONDON PLC


------------------------------      -----------
authorised signature                date

Gerald Campbell
------------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
------------------------------------------------
title




BIRMINGHAM CABLE LIMITED


------------------------------      -----------
authorised signature                date

Edward Campbell
------------------------------------------------
print or type name of signatory

Managing Director, Birmingham Cable Limited
------------------------------------------------
title




WINDSOR TELEVISION LIMITED


------------------------------      -----------
authorised signature                date

Philippe Galteau
------------------------------------------------
print or type name of signatory

Managing Director, The Cable Corporation
------------------------------------------------
title




UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED


------------------------------      -----------
authorised signature                date

Larry Carleton
------------------------------------------------
print or type name of signatory

President and Chief Operating Officer, TeleWest
------------------------------------------------
title

ENCOM CABLE TV AND TELECOMMUNICATIONS


------------------------------      ------------
authorised signature                date

John Sheridan
------------------------------------------------
print or type name of signatory

Managing Director and Chief Executive Officer, ENCOM
----------------------------------------------------
title




TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP


------------------------------      ------------
authorised signature                date

Vernon Achber
------------------------------------------------
print or type name of signatory

President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Limited Partnership
---------------------------------------------------------------------------
title

                                AMENDMENT NO. 3
                            TO THE TELEWEST GROUP GPA

This Amendment No. 3, dated the 12th day of November 1993, shall be deemed effective as of the first day of November 1993, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Northern Telecom Europe Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by enetering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.


                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

CLAUSE 2.8, PAGE 6 is hereby amended as follows:

Reference to Exhibit E Appendix 5 for United Artists (Scotland) Venture and United Artists (Cotswolds) Limited is hereby added, now stated as follows:

2.8        FINANCING
Supplier agrees to provide financing to those Customers listed in Exhibit E, Appendix 1, together with the amounts of their individual facilities for up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 2 in the case of all Customers under common control with TeleWest; substantially in the form of Exhibit E, Appendix 3 in the case of Birmingham Cable Limited and Cable London plc; and substantially in the form of Exhibit E, Appendix 4 in the case of Windsor Television Limited. Supplier also agrees to provide financing: 1) TO UNITED ARTISTS (SCOTLAND) VENTURE AND UNITED ARTISTS (COTSWOLDS) LIMITED, TO A COMBINED FACILITY OF UP TO [CONFIDENTIAL PORTION OMITTED] IN AGGREGRATE PURCHASES UNDER THIS AGREEMENT PURSUANT TO LEASE PURCHASE AGREEMENTS SUBSTANTIALLY IN THE FORM OF EXHIBIT E, APPENDIX 5 AND 2) to Telecential, substantially in the form of Exhibit E, Appendix 6. The relevant financing agreement shall be entered into by Supplier and Customer that elects to finance any Purchases prior to such Customer placing its initial Order hereunder. In the event that a Customer elects to finance Purchases in accordance with such Lease Purchase Agreement, Supplier shall issue invoices for such Purchases in accordance with Clause 2.7, except that such invoices shall be for the full amount due, and such invoices shall be deemed to be paid upon inclusion of the amounts covered thereby in an Equipment Schedule under a Lease Purchase Agreement. The financing of Purchases pursuant to a Lease Purchase Agreement shall be without prejudice to the rights of Customer under this Agreement with respect to such Purchases, including without limitation Customer's right not to accept non-conforming Purchases.

EXHIBIT A, PAGE 30 is hereby amended as follows:

Windsor Television's franchise name for Hillingdon is corrected with the addition of Hounslow and the new Scotland franchises are listed against United Artists Communications (Scotland) Venture, now stated as follows:

--------------------------------------------------------------------------------
   FRANCHISE                 FRANCHISE HOLDER                         REG. NO.
--------------------------------------------------------------------------------
1. TELEWEST WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
   Avon                      Avon Cable Joint Venture
   -----------------------------------------------------------------------------
   Croydon, Kingston and     London South Cable Partnership
   Richmond and Merton and
   Sutton
   -----------------------------------------------------------------------------
   North Thames Estuary      United Artists Communications (Thames Estuary)
   South Thames Estuary      Partnership
   -----------------------------------------------------------------------------
   Edinburgh and             United Artists Communications (Scotland) Venture
   Livingston, Uddingston,
   Glenrothes, Dundee and
   Perth.
   -----------------------------------------------------------------------------
   Tyneside                  United Artists Communications (North East)
                                Partnership
--------------------------------------------------------------------------------
2. LIMITED COMPANIES
--------------------------------------------------------------------------------
   Birmingham                Birmingham Cable Limited                    2170379
   -----------------------------------------------------------------------------
   The registered office          CABLE PHONE HOUSE,
   for the above listed           SMALL HEATH BUSINESS PARK,
   company is:                    TALBOT WAY, SMALL HEATH,
                                  BIRMINGHAM.  B10 OHJ
   -----------------------------------------------------------------------------
   Camden, Enfield,          Cable London plc                            1794264
   Hackney and Islington,
   Haringey
   -----------------------------------------------------------------------------
   The registered office          100 CHALK FARM ROAD
   for the above listed           LONDON  NW1 8EH
   company is:
   -----------------------------------------------------------------------------
   Hillingdon AND            Windsor Television Limited                  1745542
   Hounslow,   Windsor
   -----------------------------------------------------------------------------
   The registered office          CABLE HOUSE
   for the above listed           WATERSIDE DRIVE
   company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ
   -----------------------------------------------------------------------------

   Cotswolds                 TeleWest Communications Group Limited       2514287

                             United Artists Communications (Cotswolds)
                                Limited                                  1743081
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3.    ENCOM WHOLLY OWNED FRANCHISES
      --------------------------------------------------------------------------
      Tower Hamlet/Newham       Encom Cable TV and Telecommunications
                                    Ltd                                  1870928
      Greater London East
      Havering
      Waltham Forest
      Dartford
      Epping Forest
      --------------------------------------------------------------------------
      The registered office          4 CARLTON GARDENS
      for the above listed           PALL MALL
      company is:                    LONDON SW1Y 5AA
--------------------------------------------------------------------------------
  4   TELECENTIAL WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Thames Valley             Telecential Communications Limited
                                    Partnership                          2387692
      West Herts
      Northants
      Swindon
      Warwickshire
      Northamptonshire
      --------------------------------------------------------------------------
      The registered office          DRAGOON HOUSE
      for the above listed           37 ARTILLERY LANE
      company is:                    LONDON E1 7LT
--------------------------------------------------------------------------------


CLAUSE C4.1, PAGE 35 is hereby amended as follows:

Customer's Purchase Objective is hereby revised from [Confidential Portion Omitted] lines to [Confidential Portion Omittted];


  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes the [Confidential Portion Omitted] per Switch. The relevant price per line for any Order shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.

PRICE PER LINE BASED UPON PURCHASE OBJECTIVE
--------------------------------------------

--------------------------------------------------------------------------------
                    [CONFIDENTIAL PORTION OMITTED]
                     -----------------------------------------------------------
                        LINES       LINES      LINES       LINES        LINES
--------------------------------------------------------------------------------
---------------------
PURCHASE OBJECTIVE
---------------------
---------------------
HOST PRICE PER LINE:
---------------------
---------------------
SNSE PRICE PER LINE:
---------------------
---------------------
RSC PRICE PER LINE:                 [Confidential Portion Omitted
---------------------
---------------------
RLCM PRICE PER LINE:
---------------------
---------------------
SRU PRICE PER LINE:
--------------------------------------------------------------------------------

   No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level.

   The above stated price per line includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Software as defined in Attachment K of the Proposal, and Services including but not limited to [Confidential Portion Omitted]. In the case of Switch remotes, (RSC, RLCM and SRU), the price includes [Confidential Portion Omitted]. These prices include all customs and import duties, but exclude VAT.



CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of TeleWest's Scotland franchises, as follows:


       C7.1.1 Customer's initial Purchase Objective is detailed below ("Initial Purchase Objective")

















                         [Confidential Portion Omitted]

CLAUSE C19 PAGE 41 is hereby amended as follows:

C19        EMERGENCY REPLACEMENT

  C19.1 In the event that an emergency or catastrophic event affects any Switch which Customer has purchased from Supplier, Supplier agrees to immediately provide an emergency back-up Switch which may be utilised by Customer until a replacement Switch arrives. Supplier agrees to retain such emergency back-up Switch as well as an emergency stock of Product(s), Software and sufficient numbers of trained personnel to provide Services in the event of an emergency. Such Switch shall be capable of serving not less than 1,000 lines. In the event Customer orders a replacement Switch from Supplier, Supplier agrees that such Switch shall have emergency priority in Supplier's manufacturing and production schedule.

  C19.2 Supplier shall provide to Customer a telephone number at which Customer may obtain emergency replacement parts twenty four (24) hours a day, seven (7) days a week.

  C19.3 SUPPLIER SHALL HAVE AVAILABLE SUCH EMERGENCY SWITCH DESCRIBED HEREUNDER BY A DATE TO BE MUTUALLY AGREED.

  C19.4 CONSORTIUM AND SUPPLIER AGREE TO WORK TOGETHER IN FORMULATING A DETAILED DISASTER RECOVERY CONTINGENCY PLAN, INCLUDING TECHNICAL SPECIFICATION, TIMES SCALES AND COMMERCIAL TERMS, IN THE EVENT THAT AN EMERGENCY OR CATASTROPHIC EVENT AFFECTS ANY SWITCH WHICH CUSTOMER HAS PURCHASED FROM SUPPLIER.

CLAUSE C24.1, PAGE 44 is hereby amended as follows:

The initial training days are hereby increased from one hundred fifty (150) student days to one hundred seventy (170) student days, now stated as follows:

 C24.1 Upon execution of this Agreement, Supplier will provide an initial credit for ONE HUNDRED AND SEVENTY (170) student days of training ("Training Credit") for the Consortium; one hundred TWENTY (120) student days for TeleWest and fifty (50) student days for Encom. In addition, for each Switch Ordered by Customer, Supplier shall provide an additional forty (40) student days per Switch Ordered hereunder by Customer. Training Credits may be pooled and allocated by Customer at its discretion.

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                        SUPPLIER
---------------------------                      -------------------------------

TELEWEST COMMUNICATIONS GROUP LIMITED            NORTHERN TELECOM EUROPE LIMITED


-----------------------         ------------              ----------------------     ----------
authorised signature                date                  authorised signature          date


Larry Carleton                              Pete Meldrum
----------------------------------          ------------------------------------
print or type name of signatory             print or type name of signatory

President and Chief Operating Officer, TeleWestGeneral Manager
--------------------------------------------------------------------------------
title                                                     title





UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE
     BY EDINBURGH CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP
     BY TYNESIDE CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


     BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services. TeleWest
                  ----------------------------------------------------------
                  title





AVON CABLE JOINT VENTURE
     BY AVON CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION AVON, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP
     BY ESTUARIES CABLE LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION ESTUARIES, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title





LONDON SOUTH CABLE PARTNERSHIP
     BY UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION UK. INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

CABLE LONDON PLC


------------------------------      -----------
authorised signature                date

Gerald Campbell
------------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
------------------------------------------------
title




BIRMINGHAM CABLE LIMITED


------------------------------      -----------
authorised signature                date

Edward Campbell
------------------------------------------------
print or type name of signatory

Managing Director, Birmingham Cable Limited
------------------------------------------------
title




WINDSOR TELEVISION LIMITED


------------------------------      -----------
authorised signature                date

Philippe Galteau
------------------------------------------------
print or type name of signatory

Director,  Winsor Televisiob Limited
------------------------------------------------
title




UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED


------------------------------      -----------
authorised signature                date

Larry Carleton
------------------------------------------------
print or type name of signatory

President and Chief Operating Officer, TeleWest
------------------------------------------------
title

ENCOM CABLE TV AND TELECOMMUNICATIONS


------------------------------      ------------
authorised signature                date

John Sheridan
------------------------------------------------
print or type name of signatory

Managing Director and Chief Executive Officer, ENCOM
----------------------------------------------------
title




TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP


------------------------------      ------------
authorised signature                date

Vernon Achber
------------------------------------------------
print or type name of signatory

President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Limited Partnership
---------------------------------------------------------------------------
title

                                 AMENDMENT NO. 4
                            TO THE TELEWEST GROUP GPA

This Amendment No. 4, dated the 10th day of December 1993, shall be deemed effective as of the first day of December 1993, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Northern Telecom Europe Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

TITLE PAGE is hereby amended as follows:

The contract name is hereby amended to include Jones Cable Group Limited;


--------------------------------------------------------------------------------
                                 TELEWEST GROUP

                     ENCOM CABLE TV & TELECOMMUNICATIONS LTD

                 TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP

                            JONES CABLE GROUP LIMITED

                          GENERAL PURCHASING AGREEMENT

                                   NTE-GPA0001
--------------------------------------------------------------------------------

                                   PROPRIETARY
                                   -----------

    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES TO
                                 THIS DOCUMENT

CLAUSE 1.1.6, PAGE 1 is hereby modified as follows:

The definition of "Consortium" is hereby revised to include Jones Cable Group Limited, now stated as follows: 1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken respectively by: 1)TeleWest Communications Group Limited ("TeleWest") as the representative for those Customers listed as TeleWest wholly owned franchises under Section 1, Exhibit A and for those Customers listed as Limited Companies under Section 2, Exhibit A; and 2) Encom Cable TV and Telecommunications Ltd ("Encom") as the representative for those Customers listed as Encom wholly owned franchises under Section 3, Exhibit A; and 3) Telecential Communications Limited Partnership entering into agreement for itself and on behalf of Telecential Communications (Herts) Limited Partnership and Telecential Communications (Northants) Limited Partnership ("Telecential") as the representative for those Customers listed as Telecential wholly owned franchises under Section 4, Exhibit A AND 4) JONES CABLE GROUP LIMITED ("JONES") as the representative for those Customers listed as Jones wholly owned franchises under Section 5 Exhibit A;

CLAUSE 2.8, PAGE 6 is hereby amended as follows:

Reference to Exhibit E Appendix 7 for Jones Cable Group Limited is hereby added now stated as follows:


2.8         FINANCING

Supplier agrees to provide financing to those Customers listed in Exhibit E, Appendix 1, together with the amounts of their individual facilities for up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 2 in the case of all Customers under common control with TeleWest; substantially in the form of Exhibit E, Appendix 3 in the case of Birmingham Cable Limited and Cable London plc; and substantially in the form of Exhibit E, Appendix 4 in the case of Windsor Television Limited. Supplier also agrees to provide financing: 1) to United Artists (Scotland) Venture and United Artists (Cotswolds) Limited, to a combined facility of up to [Confidential Portion Omitted] in aggregrate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 5; 2) to Telecential, substantially in the form of Exhibit E, Appendix 6; AND 3) JONES CABLE GROUP LIMITED SUBSTANTIALLY IN THE FORM OF EXHIBIT E APPENDIX 7. The relevant financing agreement shall be entered into by Supplier and Customer that elects to finance any Purchases prior to such Customer placing its initial Order hereunder. In the event that a Customer elects to finance Purchases in accordance with such Lease Purchase Agreement, Supplier shall issue invoices for such Purchases in accordance with Clause 2.7, except that such invoices shall be for the full amount due, and such invoices shall be deemed to be paid upon inclusion of the amounts covered thereby in an Equipment Schedule under a Lease Purchase Agreement. The financing of Purchases pursuant to a Lease Purchase Agreement shall be without prejudice to the rights of Customer under this Agreement with respect to such Purchases, including without limitation Customer's right not to accept non-conforming Purchases.

CLAUSE 2.48, PAGE 19 is hereby amended as follows:

Jones are hereby added as a party to be notified with all correspondence required under this Agreement, now stated as follows:

2.48       NOTICES
Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

      CUSTOMERS :
      ---------

  TeleWest Communications Group Ltd.           Encom Cable TV &
                                                  Telecommunications Ltd
  Attn : Contract Manager                      Attn : Contract Manager
  Materials Management Department              2 Millharbour
  Unit 1, Genesis Business Park                London E14 9TE
  Woking, Surrey, GU21 5RW


  Telecential Communications Ltd Partnership   Jones Cable Group Limited
  Attn : Contract Manager                      Attn : Contract Manager
  Link 2 Beacontree Plaza, Gillette Way,       Jones House
  Basingstoke Road,                            9 Greycaine Road
  Reading RG2 0BS                              Watford Hertfordshire WD2 4JP

  SUPPLIER :
  --------

  Commercial Manager; Cable Telephony
  Northern Telecom Europe Limited
  Public Switching Division
  Northern Telecom House
  St. Cloud Way
  Maidenhead, Berks SL6 8XB

Addresses may be changed by written notices to the parties.

EXHIBIT A, PAGE 30 is hereby amended as follows:

Section 3 is hereby added to incorporate Jones franchises as Customers, now stated as follows:


EXHIBIT A         CUSTOMERS
---------------------------

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and Northern Telecom Europe Limited ("Supplier").


--------------------------------------------------------------------------------
      FRANCHISE                 FRANCHISE HOLDER                       REG. NO.
--------------------------------------------------------------------------------
1.    TELEWEST WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Avon                      Avon Cable Joint Venture
      --------------------------------------------------------------------------
      Croydon, Kingston and     London South Cable Partnership
      Richmond and Merton and
      Sutton
      --------------------------------------------------------------------------
      North Thames Estuary      United Artists Communications (Thames Estuary)
      South Thames Estuary      Partnership
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Edinburgh and             United Artists Communications (Scotland) Venture
      Livingston, Uddingston,
      Glenrothes, Dundee and
      Perth.
      --------------------------------------------------------------------------
      Tyneside                  United Artists Communications (North East)
                                   Partnership
--------------------------------------------------------------------------------

2.    LIMITED COMPANIES
--------------------------------------------------------------------------------
      Birmingham                Birmingham Cable Limited                 2170379
      --------------------------------------------------------------------------
      The registered office          CABLE PHONE HOUSE,
      for the above listed           SMALL HEATH BUSINESS PARK,
      company is:                    TALBOT WAY, SMALL HEATH,
                                     BIRMINGHAM.  B10 OHJ
      --------------------------------------------------------------------------
      Camden, Enfield,          Cable London plc                         1794264
      Hackney and Islington,
      Haringey
      --------------------------------------------------------------------------
      The registered office          100 CHALK FARM ROAD
      for the above listed           LONDON  NW1 8EH
      company is:
      --------------------------------------------------------------------------
      Hillingdon and Hounslow,  Windsor Television Limited               1745542
      Windsor
      --------------------------------------------------------------------------
      The registered office          CABLE HOUSE
      for the above listed           WATERSIDE DRIVE
      company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ
      --------------------------------------------------------------------------
      Cotswolds                 TeleWest Communications Group Limited    2514287

                                United Artists Communications
                                  (Cotswolds) Limited                    1743081
--------------------------------------------------------------------------------
3.    ENCOM WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Tower Hamlet/Newham       Encom Cable TV and
                                   Telecommunications Ltd                1870928
      Greater London East
      Havering
      Waltham Forest
      Dartford
      Epping Forest
      --------------------------------------------------------------------------
      The registered office          4 CARLTON GARDENS
      for the above listed           PALL MALL
      company is:                    LONDON SW1Y 5AA
--------------------------------------------------------------------------------
  4   TELECENTIAL WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Thames Valley             Telecential Communications Limited
                                   Partnership                           2387692
      West Herts
      Northants
      Swindon
      Warwickshire
      Northamptonshire
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      The registered office          DRAGOON HOUSE
      for the above listed           37 ARTILLERY LANE
      company is:                    LONDON E1 7LT
--------------------------------------------------------------------------------
  5   JONES WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      South Herts               Jones Cable Group of South Hertfordshire Limited
      --------------------------------------------------------------------------
      Leeds                     Jones Cable Group of Leeds Limited
--------------------------------------------------------------------------------

CLAUSE C4.1, PAGE 35 is hereby amended as follows:

Customer's Purchase Objective is hereby revised from [Confidential Portion Omitted] lines to [Confidential Portion Omitted] ;

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes the [Confidential Portion Omitted] per Switch. The relevant price per line for any Order shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.

PRICE PER LINE BASED UPON PURCHASE OBJECTIVE

--------------------------------------------------------------------------------
                     [Confidential Portion Omitted]
                      ----------------------------------------------------------
                      ----------------------------------------------------------
                      LINES       LINES       LINES         LINES        LINES
                      ----------------------------------------------------------
PURCHASE OBJECTIVE
----------------------
----------------------
HOST PRICE PER LINE:
----------------------
----------------------
SNSE PRICE PER LINE:
----------------------
----------------------
RSC PRICE PER LINE:                   [Confidential Portion Omitted]
----------------------
----------------------
RLCM PRICE PER LINE:
----------------------
----------------------
SRU PRICE PER LINE:
--------------------------------------------------------------------------------

   No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level.

   The above stated price per line includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Software as defined in Attachment K of the Proposal, and Services including but not limited to [Confidential Portion Omitted.] In the case of Switch remotes, (RSC, RLCM and SRU), the price includes [Confidential Portion Omitted.]. These prices include all customs and import duties, but exclude VAT.



CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of Jones' franchises, as follows:


                         [Confidential Portion Omitted.]

                         [Confidential Portion Omitted.]







CLAUSE C12.2, PAGE 40 is hereby amended as follows:







                         [Confidential Portion Omitted.]





CLAUSE C25.1.3, AMENDMENT 2 PAGE 7 is hereby amended as follows to detail the Marketing Support provided to Jones:

Supplier agrees to provide a dedicated fully skilled marketing resource to Telecential for a period of 3 (three) monthsAND ALSO TO PROVIDE A DEDICATED FULLY SKILLED MARKETING RESOURCE TO JONES FOR A PERIOD OF 3 (THREE) MONTHS.

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                        SUPPLIER
---------------------------                      -------------------------------

TELEWEST COMMUNICATIONS GROUP LIMITED            NORTHERN TELECOM EUROPE LIMITED


-----------------------         ------------              ----------------------     ----------
authorised signature                date                  authorised signature          date


Larry Carleton                              Pete Meldrum
----------------------------------          ------------------------------------
print or type name of signatory             print or type name of signatory

President and Chief Operating Officer, TeleWestGeneral Manager
--------------------------------------------------------------------------------
title                                                     title





UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE
     BY EDINBURGH CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP
     BY TYNESIDE CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


     BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services. TeleWest
                  ----------------------------------------------------------
                  title





AVON CABLE JOINT VENTURE
     BY AVON CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION AVON, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP
     BY ESTUARIES CABLE LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION ESTUARIES, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title





LONDON SOUTH CABLE PARTNERSHIP
     BY UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION UK. INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

CABLE LONDON PLC


------------------------------      -----------
authorised signature                date

Gerald Campbell
------------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
------------------------------------------------
title




BIRMINGHAM CABLE LIMITED


------------------------------      -----------
authorised signature                date

Edward Campbell
------------------------------------------------
print or type name of signatory

Managing Director, Birmingham Cable Limited
------------------------------------------------
title




WINDSOR TELEVISION LIMITED


------------------------------      -----------
authorised signature                date

Philippe Galteau
------------------------------------------------
print or type name of signatory

Director, Windsor Television Limited
------------------------------------------------
title




UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED


------------------------------      -----------
authorised signature                date

Larry Carleton
------------------------------------------------
print or type name of signatory

President and Chief Operating Officer, TeleWest
------------------------------------------------
title

ENCOM CABLE TV AND TELECOMMUNICATIONS


------------------------------      ------------
authorised signature                date

John Sheridan
------------------------------------------------
print or type name of signatory

Managing Director and Chief Executive Officer, ENCOM
----------------------------------------------------
title




TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP


------------------------------      ------------
authorised signature                date

Vernon Achber
------------------------------------------------
print or type name of signatory

President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Limited Partnership
--------------------------------------------------------------------------------
title



JONES CABLE GROUP LIMITED


------------------------------      ------------
authorised signature                date

Alan Bates
------------------------------------------------
print or type name of signatory

Managing Director, Jones Cable Group Limited
--------------------------------------------------------------------------------
title

                                 AMENDMENT NO. 5
                            TO THE TELEWEST GROUP GPA

This Amendment No. 5, dated the 24th day of May 1994, shall be deemed effective as of the first day of June 1994, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Northern Telecom Europe Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 4, dated 10 December 1993; and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

TITLE PAGE is hereby amended as follows:

The contract name is hereby amended to include IVS Cable Holdings Limited;


--------------------------------------------------------------------------------
                                 TELEWEST GROUP

                     ENCOM CABLE TV & TELECOMMUNICATIONS LTD

                 TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP

                            JONES CABLE GROUP LIMITED

                           IVS CABLE HOLDINGS LIMITED

                          GENERAL PURCHASING AGREEMENT

                                   NTE-GPA0001
--------------------------------------------------------------------------------


                                   PROPRIETARY
                                   ------------
    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES TO
                                 THIS DOCUMENT

                                   PROPRIETARY
                                   ------------
    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES TO
                                 THIS DOCUMENT

CLAUSE 1.1.6, PAGE 1 is hereby amended as follows:

The definition of "Consortium" is hereby revised to include IVS Cable Holdings Limited, now stated as follows:

1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken respectively by:
1)TeleWest Communications Group Limited ("TeleWest") as the representative for those Customers listed as TeleWest wholly owned franchises under Section 1, Exhibit A and for those Customers listed as Limited Companies under Section 2, Exhibit A; and 2) Encom Cable TV and Telecommunications Ltd ("Encom") as the representative for those Customers listed as Encom wholly owned franchises under
Section 3, Exhibit A; and 3) Telecential Communications Limited Partnership entering into agreement for itself and on behalf of Telecential Communications (Herts) Limited Partnership and Telecential Communications (Northants) Limited Partnership ("Telecential") as the representative for those Customers listed as Telecential wholly owned franchises under Section 4, Exhibit A and 4) Jones Cable Group Limited ("Jones") as the representative for those Customers listed as Jones wholly owned franchises under Section 5 Exhibit A; and 5) IVS CABLE HOLDINGS LIMITED ("IVS") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS IVS WHOLLY OWNED FRANCHISES UNDER SECTION 6 EXHIBIT A.

CLAUSE 2.48, PAGE 19 is hereby amended as follows:

IVS are hereby added as a party to be notified with all correspondence required under this Agreement, now stated as follows:

2.48       NOTICES
Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

     CUSTOMERS :
     ---------

 TeleWest Communications Group Ltd.         Encom Cable TV & Telecommunications
                                                Ltd
 Attn : Contract Manager                    Attn : Senior Manager- Network
                                              Switching
 Materials Management Department            5 Limeharbour
 Unit 1, Genesis Business Park              London E14 9TY
 Woking, Surrey, GU21 5RW


 Telecential Communications Ltd Partnership Jones Cable Group Limited
 Attn : Contract Manager                    Attn : Contract Manager
 Link 2 Beacontree Plaza, Gillette Way,     Jones House
 Basingstoke Road,                          9 Greycaine Road
 Reading RG2 0BS                            Watford Hertfordshire WD2 4JP

 IVS Cable Holdings Limited.
 Attn: Contract Manager
 284 Weyhill Road
 Andover
 Hampshire
 SP10 3LF

 SUPPLIER :
 --------

 Commercial Manager; Cable Telephony
 Northern Telecom Europe Limited
 Public Switching Division
 Northern Telecom House
 St. Cloud Way
 Maidenhead, Berks SL6 8XB

Addresses may be changed by written notices to the parties.

EXHIBIT A, PAGE 30 is hereby amended as follows:

Section 6 is hereby added to incorporate IVS franchises as Customers, now stated as follows:


EXHIBIT A         CUSTOMERS
---------------------------

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and Northern Telecom Europe Limited ("Supplier").


--------------------------------------------------------------------------------
   FRANCHISE                 FRANCHISE HOLDER                         REG. NO.
--------------------------------------------------------------------------------
1. TELEWEST WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
   Avon                      Avon Cable Joint Venture
   -----------------------------------------------------------------------------
   Croydon, Kingston and     London South Cable Partnership
   Richmond and Merton and
   Sutton
   -----------------------------------------------------------------------------
   North Thames Estuary      United Artists Communications (Thames Estuary)
   South Thames Estuary      Partnership
   -----------------------------------------------------------------------------
   Edinburgh and             United Artists Communications (Scotland) Venture
   Livingston, Uddingston,
   Glenrothes, Dundee and
   Perth.
--------------------------------------------------------------------------------
   Tyneside                  United Artists Communications (North East)
                                Partnership
--------------------------------------------------------------------------------
2. LIMITED COMPANIES
--------------------------------------------------------------------------------
   Birmingham                Birmingham Cable Limited                    2170379
   -----------------------------------------------------------------------------
   The registered office          CABLE PHONE HOUSE,
   for the above listed           SMALL HEATH BUSINESS PARK,
   company is:                    TALBOT WAY, SMALL HEATH,
                                  BIRMINGHAM.  B10 OHJ
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   Camden, Enfield,          Cable London plc                            1794264
   Hackney and Islington,
   Haringey
   -----------------------------------------------------------------------------
   The registered office          100 CHALK FARM ROAD
   for the above listed           LONDON  NW1 8EH
   company is:
--------------------------------------------------------------------------------
   Hillingdon and Hounslow,  Windsor Television Limited                  1745542
   Windsor
   -----------------------------------------------------------------------------
   The registered office          CABLE HOUSE
   for the above listed           WATERSIDE DRIVE
   company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ
   -----------------------------------------------------------------------------

   Cotswolds                 TeleWest Communications Group Limited       2514287

                             United Artists Communications (Cotswolds)
                                Limited                                  1743081
--------------------------------------------------------------------------------
3. ENCOM WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
   Tower Hamlet/Newham       Encom Cable TV and Telecommunications Ltd   1870928
   Greater London East
   Havering
   Waltham Forest
   Dartford
   Epping Forest
   -----------------------------------------------------------------------------
   The registered office          4 CARLTON GARDENS
   for the above listed           PALL MALL
   company is:                    LONDON SW1Y 5AA
--------------------------------------------------------------------------------
4  TELECENTIAL WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
   Thames Valley             Telecential Communications Limited
                                Partnership                              2387692
   West Herts
   Northants
   Swindon
   Warwickshire
   Northamptonshire
   -----------------------------------------------------------------------------
   The registered office          DRAGOON HOUSE
   for the above listed           37 ARTILLERY LANE
   company is:                    LONDON E1 7LT
--------------------------------------------------------------------------------
5  JONES WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
   South Herts               Jones Cable Group of South Hertfordshire Limited
   -----------------------------------------------------------------------------
   Leeds                     Jones Cable Group of Leeds Limited
--------------------------------------------------------------------------------
6  IVS CABLE HOLDINGS LIMITED WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
   Andover                   Andover Cablevision Limited
--------------------------------------------------------------------------------
   Salisbury                 Wessex Cable Limited
--------------------------------------------------------------------------------
   Stafford                  Stafford Communications Limited
--------------------------------------------------------------------------------

                                     Page 5
--------------------------------------------------------------------------------
 Oxford                    Oxford Cable Limited
--------------------------------------------------------------------------------

CLAUSE C4.1, PAGE 35 is hereby amended as follows:
Customer's Purchase Objective is hereby revised from [Confidential Portion Omitted] lines to [Confidential Portion Omitted] and the SNSE pricing is adjusted in line with the SuperNode Host Price Per Line with a separate initial price for a core plus a minimum line size for a orders for SNSE.

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes FOR [CONFIDENTIAL PORTION OMITTED] PER SWITCH AND FOR [CONFIDENTIAL PORTION OMITTED] PER SWITCH . The relevant price per line for any Order shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.

PRICE PER LINE BASED UPON PURCHASE OBJECTIVE
--------------------------------------------

--------------------------------------------------------------------------------
                         [CONFIDENTIAL PORTION OMITTED]
                          ------------------------------------------------------
                           LINES       LINES      LINES       LINES        LINES
--------------------------------------------------------------------------------
---------------------
PURCHASE OBJECTIVE
---------------------
---------------------
HOST PRICE PER LINE:
---------------------
---------------------
SNSE PRICE PER LINE:
---------------------
---------------------
RSC PRICE PER LINE:              [Confidential Portion Omitted]
---------------------
---------------------
RLCM PRICE PER LINE:
---------------------
---------------------
SRU PRICE PER LINE:
--------------------------------------------------------------------------------

   No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level.

  The above stated price per line, ACCEPT AS STATED BELOW WITH REGARD TO SNSE, includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Software as defined in Attachment K of the Proposal, and Services including but not limited to [Confidential Portion Omitted]. In the case of Switch remotes, (RSC, RLCM and SRU), the price includes [Confidential Portion Omitted]. These prices include all customs and import duties, but exclude VAT. [CONFIDENTIAL PORTION OMITTED]



CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of IVS' franchises, as follows:

       C7.1.1 Customer's initial Purchase Objective is detailed below ("Initial Purchase Objective")

                         [Confidential Portion Omitted]

CLAUSE C25.1.3, AMENDMENT 2 PAGE 7 is hereby amended to detail the Marketing Support provided to IVS now restated as follows:

SUPPLIER AGREES TO PROVIDE A DEDICATED FULLY SKILLED MARKETING RESOURCE INDIVIDUALLY, TO TELECENTIAL, JONES AND IVS EACH FOR A PERIOD OF 3 (THREE) MONTHS.

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                        SUPPLIER
---------------------------                      -------------------------------

TELEWEST COMMUNICATIONS GROUP LIMITED            NORTHERN TELECOM EUROPE LIMITED


-----------------------         ------------              ----------------------     ----------
authorised signature                date                  authorised signature          date


Larry Carleton                              Steve Pusey
----------------------------------          ------------------------------------
print or type name of signatory             print or type name of signatory

President and Chief Operating Officer, TeleWestGroup Director CATV
--------------------------------------------------------------------------------
title                                                     title





UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE
     BY EDINBURGH CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP
     BY TYNESIDE CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


     BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services. TeleWest
                  ----------------------------------------------------------
                  title





AVON CABLE JOINT VENTURE
     BY AVON CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION AVON, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP
     BY ESTUARIES CABLE LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION ESTUARIES, INC., GENERAL PARTNER

              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title





LONDON SOUTH CABLE PARTNERSHIP
     BY UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION UK. INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER


              BY  ------------------------------              --------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

CABLE LONDON PLC


------------------------------      -----------
authorised signature                date

Gerald Campbell
------------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
------------------------------------------------
title




BIRMINGHAM CABLE LIMITED


------------------------------      -----------
authorised signature                date

Edward Campbell
------------------------------------------------
print or type name of signatory

Managing Director, Birmingham Cable Limited
------------------------------------------------
title




WINDSOR TELEVISION LIMITED


------------------------------      -----------
authorised signature                date

Neil Johnson
------------------------------------------------
print or type name of signatory

Director, Windsor Television Limited
------------------------------------------------
title




UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED


------------------------------      -----------
authorised signature                date

Larry Carleton
------------------------------------------------
print or type name of signatory

President and Chief Operating Officer, TeleWest
------------------------------------------------
title

ENCOM CABLE TV AND TELECOMMUNICATIONS


------------------------------      ------------
authorised signature                date

John Sheridan
------------------------------------------------
print or type name of signatory

Managing Director and Chief Executive Officer, ENCOM
----------------------------------------------------
title




TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP


------------------------------      ------------
authorised signature                date

Vernon Achber
------------------------------------------------
print or type name of signatory

President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Limited Partnership
--------------------------------------------------------------------------------
title



JONES CABLE GROUP LIMITTED


------------------------------      ------------
authorised signature                date

Alan Bates
------------------------------------------------
print or type name of signatory

Managing Director, Jones Cable Group Limited
--------------------------------------------------------------------------------
title

IVS CABLE HOLDINGS LIMITED


------------------------------      ------------
authorised signature                date

Peter C Funk
-------------------------------------------------
print or type name of signatory

Chairman, IVS Cable Holdings Limited
--------------------------------------------------------------------------------
title

                                 AMENDMENT NO. 6
                       TO THE GENERAL PURCHASING AGREEMENT
                                   NTE-GPA0001

This Amendment No. 6, dated this 29th day of June 1995 shall be deemed effective as of the first day of December 1994, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Nortel Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 4, dated 10 December 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 5, dated 24 May 1994; and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

TITLE PAGE is hereby amended to include Comcast Teesside Limited and Cambridge Cable Limited and to amend reference to Encom Cable TV and Telecommunications Ltd and Jones Cable Group Limited to Bell Cablemedia plc;


--------------------------------------------------------------------------------
                                 TELEWEST GROUP
--------------------------------------------------------------------------------

                               BELL CABLEMEDIA PLC

                 TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP

                           IVS CABLE HOLDINGS LIMITED

                            COMCAST TEESSIDE LIMITED

                             CAMBRIDGE CABLE LIMITED

                          GENERAL PURCHASING AGREEMENT

                                   NTE-GPA0001


                                   PROPRIETARY
                                   -----------

    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED
      PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE
                            PARTIES TO THIS DOCUMENT

INTRODUCTION, Supplier's legal name is hereby corrected from "Northern Telecom Europe Limited" to "Nortel Limited" now stated as follows:



1        INTRODUCTION
         ------------

This Agreement, dated 1 March 1993, is made by and between the companies listed under Exhibit A attached hereto and by this reference incorporated into this Agreement and identified herein ("Customer"), and NORTEL LIMITED, having its registered office at Stafferton Way, Maidenhead, Berks SL6 1AY ("Supplier").

In consideration of the promises, mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Customer and Supplier agree as follows:

CLAUSE 1.1.6, The definition of "Consortium" is hereby revised to include Comcast Teesside Limited and Cambridge Cable Limited and to amend reference to Encom Cable TV and Telecommunications Ltd and Jones Cable Group Limited to Bell Cablemedia plc, now stated as follows:

1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken respectively by:
1)TeleWest Communications Group Limited ("TeleWest") as the representative for those Customers listed as TeleWest wholly owned franchises under Section 1, Exhibit A and for those Customers listed as Limited Companies under Section 2, Exhibit A; and 2) BELL CABLEMEDIA PLC ("BCM") as the representative for those Customers listed as BCM wholly owned franchises under Section 3, Exhibit A; and
3) Telecential Communications Limited Partnership entering into agreement for itself and on behalf of Telecential Communications (Herts) Limited Partnership and Telecential Communications (Northants) Limited Partnership ("Telecential") as the representative for those Customers listed as Telecential wholly owned franchises under Section 4, Exhibit A and 4) Section 5) Exhibt A NOT USED ; and
5) IVS Cable Holdings Limited ("IVS") as the representative for those Customers listed as IVS wholly owned franchises under Section 6 Exhibit A. and 6) COMCAST TEESSIDE LIMITED ("COMCAST") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS COMCAST WHOLLY OWNED FRANCHISES UNDER SECTION 7 EXHIBIT A. AND 7) CAMBRIDGE CABLE LIMITED ("CAMBRIDGE") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS CAMBRIDGE WHOLLY OWNED FRANCHISES UNDER SECTION 8 EXHIBIT A


CLAUSE 2.8, is hereby amended to alter reference to Jones Cable Group Limited to Bell Cablemedia plc now stated as follows:

2.8        FINANCING
Supplier agrees to provide financing to those Customers listed in Exhibit E, Appendix 1, together with the amounts of their individual facilities for up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 2 in the case of all Customers under common control with TeleWest; substantially in the form of Exhibit E, Appendix 3 in the case of Birmingham Cable Limited and Cable London plc; and substantially in the form of Exhibit E, Appendix 4 in the case of Windsor Television Limited. Supplier also agrees to provide financing: 1) to United Artists (Scotland) Venture and United Artists (Cotswolds) Limited, to a combined facility of up to [Confidential Portion Omitted] in aggregrate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 5; 2) to Telecential, substantially in the form of Exhibit E, Appendix 6; and 3) BELL CABLEMEDIA PLC NORTHERN REGION substantially in the form of Exhibit E appendix
7. The relevant financing agreement shall be entered into by Supplier and Customer that elects to finance any Purchases prior to such Customer placing its initial Order hereunder. In the event that a Customer elects to finance Purchases in accordance with such Lease Purchase Agreement, Supplier shall issue invoices for such Purchases in accordance with Clause 2.7, except that such invoices shall be for the full amount due, and such invoices shall be deemed to be paid upon inclusion of the amounts covered thereby in an Equipment Schedule under a Lease Purchase Agreement. The financing of Purchases pursuant to a Lease Purchase Agreement shall be without prejudice to the rights of Customer under this Agreement with respect to such Purchases, including without limitation Customer's right not to accept non-conforming Purchases.


CLAUSE 2.48, is hereby amended to add Comcast and Cambridge as parties to be notified with all correspondence required under this Agreement, to alter reference to Encom and Jones to BCM and to alter reference to Supplier's registered name to Nortel Limited now stated as follows:

2.48       NOTICES

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

      CUSTOMERS :
      ---------

  TeleWest Communications Group Ltd.           BELL CABLEMEDIA PLC
  Attn : Contract Manager                      ATTN : GROUP DIRECTOR ENGINEERING
  Materials Management Department              FLOOR 3 COLNE HOUSE
  Unit 1, Genesis Business Park                WATFORD
  Woking, Surrey, GU21 5RW                     HERTFORDSHIRE WD1 7EL


  Telecential Communications Ltd Partnership   IVS Cable Holdings Limited
  Attn : Contract Manager                      Attn : Contract Manager
  Link 2 Beacontree Plaza, Gillette Way,       284 Weyhill Road
  Basingstoke Road,                            Andover
  Reading RG2 0BS                              Hampshire SP10 3LF

  CAMBRIDGE CABLE LIMITED.                     COMCAST TEESIDE LIMITED
  ATTN: DIRECTOR OF TELECOMS NETWORKS          ATTN: COMPANY SECRETARY
  CAMBRIDGE SCIENCE PARK                       WELLINGTON COURT
  MILTON ROAD                                  DE HAVILLAND AVENUE
  CAMBRIDGE                                    PRESTON FARM
  CB4 4WA                                      STOCKTON-ON-TEES
                                               CLEVELAND  TS18 3TA
  SUPPLIER :
  --------

  Commercial Manager; CATV ACCOUNT GROUP
  NORTEL  LIMITED
  Northern Telecom House
  St. Cloud Way
  Maidenhead, Berks
  SL6 8XB

Addresses may be changed by written notices to the parties.

EXHIBIT A, is hereby amended to incorporate Comcast and Cambridge franchises as Customers, to amend reference to Encom and Jones to BCM, and to change reference to Supplier's name to Nortel Limited now stated as follows:


EXHIBIT A         CUSTOMERS
---------------------------

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and NORTEL LIMITED ("Supplier").

--------------------------------------------------------------------------------
      FRANCHISE                 FRANCHISE HOLDER                      REG. NO.
--------------------------------------------------------------------------------
1.    TELEWEST WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Avon                      Avon Cable Joint Venture
      --------------------------------------------------------------------------
      Croydon, Kingston and     London South Cable Partnership
      Richmond and Merton and
      Sutton
      --------------------------------------------------------------------------
      North Thames Estuary      United Artists Communications (Thames Estuary)
      South Thames Estuary      Partnership
      --------------------------------------------------------------------------
      Edinburgh and             United Artists Communications (Scotland) Venture
      Livingston, Uddingston,
      Glenrothes, Dundee and
      Perth.
      --------------------------------------------------------------------------
      Tyneside                  United Artists Communications (North East)
                                   Partnership
--------------------------------------------------------------------------------
2.    LIMITED COMPANIES
--------------------------------------------------------------------------------
      Birmingham                Birmingham Cable Limited                 2170379
--------------------------------------------------------------------------------
      The registered office          CABLE PHONE HOUSE,
      for the above listed           SMALL HEATH BUSINESS PARK,
      company is:                    TALBOT WAY, SMALL HEATH,
                                     BIRMINGHAM.  B10 OHJ
      --------------------------------------------------------------------------
      Camden, Enfield,          Cable London plc                         1794264
      Hackney and Islington,
      Haringey
      --------------------------------------------------------------------------
      The registered office          100 CHALK FARM ROAD
      for the above listed           LONDON  NW1 8EH
      company is:
      --------------------------------------------------------------------------
      Hillingdon and Hounslow,  Windsor Television Limited               1745542
      Windsor
      --------------------------------------------------------------------------
      The registered office          CABLE HOUSE
      for the above listed           WATERSIDE DRIVE
      company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ
      --------------------------------------------------------------------------

      Cotswolds             TeleWest Communications Group Limited        2514287

                            United Artists Communications
                                (Cotswolds) Limited                      1743081
--------------------------------------------------------------------------------
3.    BCM WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Tower Hamlet/Newham,      BELL CABLEMEDIA SOUTHERN REGION
      Greater London East,
      Havering,
      Waltham Forest,
      Dartford, Epping Forest,
      ASHFORD, WATFORD,
      AYLESBURY, WORCESTER
      --------------------------------------------------------------------------
      PETERBOROUGH, NORWICH,    BELL CABLEMEDIA EASTERN REGION
      WHITTLESEY,
      GT YARMOUTH
      --------------------------------------------------------------------------

      LEEDS, WEARSIDE, YORK & BELL CABLEMEDIA NORTHERNREGION
      HARROGATE
      --------------------------------------------------------------------------
      The registered office          IB PORLAND PLACE                    2735732
      for the above listed           LONDON W1N 3AA
      company is:
--------------------------------------------------------------------------------
  4   TELECENTIAL WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Thames Valley             Telecential Communications
                                   Limited Partnership                   2387692
      West Herts
      Northants
      Swindon
      Warwickshire
      Northamptonshire
      --------------------------------------------------------------------------
      The registered office          DRAGOON HOUSE
      for the above listed           37 ARTILLERY LANE
      company is:                    LONDON E1 7LT
--------------------------------------------------------------------------------
  5   NOT USED
--------------------------------------------------------------------------------
  6   IVS WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Andover                   Andover Cablevision Limited
      --------------------------------------------------------------------------
      Salisbury                 Wessex Cable Limited
      --------------------------------------------------------------------------
      Stafford                  Stafford Communications Limited
      --------------------------------------------------------------------------
      Oxford                    Oxford Cable Limited
--------------------------------------------------------------------------------
  7   COMCAST WHOLLY OWNED FRANCHISES
      --------------------------------------------------------------------------
      TEESSIDE                  COMCAST TEESSIDE LIMITED
      --------------------------------------------------------------------------
      DARLINGTON                COMCAST DARLINGTON LIMITED
 -------------------------------------------------------------------------------
  8   CAMBRIDGE WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      CAMBRIDGE                 CAMBRIDGE CABLE LIMITED
      --------------------------------------------------------------------------
      HARLOW/BISHOPS-STORTFORD  ANGLIA CABLE COMMUNICATIONS LIMITED
      --------------------------------------------------------------------------
      IPSWICH/COLCHESTER        EAST COAST CABLE LIMITED
      --------------------------------------------------------------------------
       BRAINTREE                 SOUTHERN EAST ANGLIA CABLE LIMITED
--------------------------------------------------------------------------------

EXHIBIT B, is hereby amended to change reference to Supplier's name to Nortel Limited now stated as follows:


EXHIBIT B         FAULT CLASSIFICATIONS
---------------------------------------

This Exhibit B is attached to and made part of that certain General Purchase Agreement dated 1 March, 1993 ("Agreement"), by and between Customer as defined in Exhibit A of the Agreement ("Customer") and NORTEL LIMITED ("Supplier").

EXHIBIT C, is hereby amended to change reference to Supplier's name to Nortel Limited and to incorporate the Comcast Teeside Limited request for proposal and the Nortel Limited response to this request in the Recitals, now stated as follows:


EXHIBIT C         SWITCH PURCHASES

This Exhibit C is attached to and made part of that certain General Purchasing Agreement dated 1 March 1993 ("Agreement"), by and between Customer as defined in Exhibit A ("Customer") of the Agreement and NORTEL LIMITED ("Supplier").

                                    RECITALS
                                    --------

WHEREAS, Customer issued Request for Proposal entitled "Switch/RFP/001" dated November 1992, AND COMCAST TEESIDE LIMITED REISSUED THIS REQUEST FOR PROPOSAL DATED SEPTEMBER 1994 (the "RFP") to Supplier soliciting a proposal for Switches (defined herein);

WHEREAS, Supplier responded to Customer's RFP by submitting its proposal which offered to provide local switches comprised of DMS-100 Products, Software and Services ("Switch" or "Switches") as well as individual items of Products, Software and Services dated 4 January 1993 AND TO COMCAST TEESSIDE LIMITED'S REISSUED RFP DATED 21 OCTOBER 1994. ("Proposal");

                                    AGREEMENT
                                    ---------

NOW, THEREFORE, in consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

CLAUSE C4.1, is hereby amended to revise Customer's Purchase Objective from [Confidential Portion Omitted] lines to [Confidential Portion Omitted];


 C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes for [Confidential Portion Omitted] per Switch and for [Confidential Portion Omitted] per Switch . The relevant price per line for any Order shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.

PRICE PER LINE BASED UPON PURCHASE OBJECTIVE

--------------------------------------------------------------------------------
                         [CONFIDENTIAL PORTION OMITTED]
                          ------------------------------------------------------
                       LINES       LINES      LINES       LINES       1LINES
--------------------------------------------------------------------------------
PURCHASE OBJECTIVE
-----------------------
HOST PRICE PER LINE:
-----------------------
SNSE PRICE PER LINE:
-----------------------
RSC PRICE PER LINE:                [Confidential Portion Omitted]
-----------------------
RLCM PRICE PER LINE:
-----------------------
SRU PRICE PER LINE:
--------------------------------------------------------------------------------

   No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level.

   The above stated price per line, accept as stated below with regard to SNSE, includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Software as defined in Attachment K of the Proposal, and Services including but not limited to [Confidential Portion Omitted]. In the case of Switch remotes, (RSC, RLCM and SRU), the price includes [Confidential Portion Omitted]. These prices include all customs and import duties, but exclude VAT.

   [Confidential Portion Omitted]



CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of Comcast and Cambridge franchises and to amend reference to Encom and Jones to BCM, now stated as follows:

       C7.1.1 Customer's initial Purchase Objective is detailed below ("Initial Purchase Objective")








                         [Confidential Portion Omitted]

                         [Confidential Portion Omitted]












CLAUSE C12.2 is hereby amended to replace reference to Encom and Jones with BCM, now stated as follows:

                         [Confidential Portion Omitted]

CLAUSE C24.1 is hereby amended to replace reference to Encom with BCM, now stated as follows:

                         [Confidential Portion Omitted]


CLAUSE C25.1.2 is hereby amended to replace reference to Encom with BCM, now stated as follows:

  C25.1.2      [Confidential Portion Omitted]


CLAUSE C25.1.3 is hereby amended to replace reference to Jones with BCM, now stated as follows:

C25.1.3 Supplier agrees to provide a dedicated fully skilled marketing resource individually, to Telecential, BCM (NORTHERN REGION) and IVS each for a period of 3 (three) months.

SIGNATURES


The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                   SUPPLIER
-------------------------------------       ------------------------------------
TELEWEST COMMUNICATIONS GROUP LIMITED       NORTEL LIMITED


-----------------------             ------                -----------------------       -----
authorised signature                date                  authorised signature          date

Danny Bryan                                 Steve Pusey
------------------------------------        ------------------------------------
print or type name of signatory             print or type name of signatory

Managing Director, TeleWest,                Director CATV Account Group
-----------------------------               ------------------------------------
title                                       title

For and on behalf of
--------------------
TeleWest Communications Group Limited
-------------------------------------
United Artists Communications (Scotland) Venture
------------------------------------------------
United Artists Communications (North East) Partnership
------------------------------------------------------
Avon Cable Joint Venture
------------------------
United Artists Communications (South East) Partnership
------------------------------------------------------
London South Cable Partnership
------------------------------
United Artists Communications (Cotswolds) Limited
-------------------------------------------------


CABLE LONDON PLC


----------------------------------  --------
authorised signature                date

Gerald Campbell
--------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
--------------------------------------------
title





BIRMINGHAM CABLE LIMITED


----------------------------------  --------
authorised signature                date

Ron Lawley
--------------------------------------------
print or type name of signatory

Managing Director, Birmingham Cable Limited
--------------------------------------------
title

WINDSOR TELEVISION LIMITED


----------------------------------  --------
authorised signature                date

Neil Johnson
--------------------------------------------
print or type name of signatory

Managing Director,
--------------------------------------------
title




BELL CABLEMEDIA PLC


----------------------------------  --------
authorised signature                date

John Sheridan
--------------------------------------------
print or type name of signatory

Chief Operating Officer,
--------------------------------------------
title




TELECENTIAL COMMUNICATIONS PARTNERSHIP


----------------------------------  --------
authorised signature                date

Vernon Achber
--------------------------------------------
print or type name of signatory

President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Partnership
--------------------------------------------------------------------------------
title




IVS CABLE HOLDINGS LIMITED


----------------------------------  --------
authorised signature                date

Peter C Funk
--------------------------------------------
print or type name of signatory

Chairman, IVS Cable Holdings Limited
--------------------------------------------
title



COMCAST TEESSIDE LIMITED


----------------------------------  --------
authorised signature                date

Edward Cambell
--------------------------------------------
print or type name of signatory

Managing Director, Comcast Teesside Limited
--------------------------------------------
title




CAMBRIDGE CABLE LIMITED


----------------------------------  --------
authorised signature                date

Edward Ying
--------------------------------------------
print or type name of signatory

Managing Director, Cambridge Cable Limited
--------------------------------------------
title

                                 AMENDMENT NO. 7
                       TO THE GENERAL PURCHASING AGREEMENT
                                   NTE-GPA0001

This Amendment No. 7, dated the 30th day of June 1995 shall be deemed effective as of the first day of May 1995 by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Nortel Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 4, dated 10 December 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 5, dated 24 May 1994; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 6, dated 29 June 1995 and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                   PROPRIETARY
                                   -----------

    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES
                                TO THIS DOCUMENT

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

CLAUSE C4.1, is hereby amended principally to detail the incremental price per line for Advanced Software now stated as follows:

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes for [Confidential Portion Omitted] per Switch and [Confidential Portion Omitted] per Switch. The relevant price per line for any Order, EXCLUDING THE INCREMENTAL PRICE FOR ADVANCED SOFTWARE WHICH IS DETAILED IN CLAUSE C4.1.4 Shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.

        PRICE PER LINE BASED UPON PURCHASE OBJECTIVE
        --------------------------------------------

        ------------------------------------------------------------------------
                  [CONFIDENTIAL PORTION OMITTED]
        ------------------------------------------------------------------------
                           LINES       LINES       LINES       LINES       LINES
        ------------------------------------------------------------------------
        PURCHASE OBJECTIVE
        ---------------------
        HOST PRICE PER LINE:
        ---------------------
        SNSE PRICE PER LINE:
        ---------------------
        RSC PRICE PER LINE:        [Confidential Portion Omitted]
        ---------------------
        RLCM PRICE PER LINE:
        ---------------------
        SRU PRICE PER LINE:
        ------------------------------------------------------------------------

       C4.1.1 No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level.

       C4.1.2 The above stated price per line, EXCEPT as stated below with regard to SNSE, includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and BASE Software as defined in Attachment K ISSUE 3 of the Proposal, and Services including but not limited to [Confidential Portion Omitted] . In the case of Switch remotes, (RSC, RLCM and SRU) the price PER LINE [Confidential Portion Omitted]. These prices include all customs and import duties, but exclude VAT.

       C4.1.3        [Confidential Portion Omitted]

       C4.1.4 CUSTOMER SHALL PAY AND INCLUDE WITHIN EVERY ORDER FOR ADDITIONAL SWITCH LINE CAPACITY WHETHER ON A HOST, SNSE, RSC, RLCM, SRU OR SRU-S THE INCREMENTAL PRICE PER LINE AS DETAILED IN CLAUSES C4.1.4.1 AND C4.1.4.2 FOR ADVANCED SOFTWARE AS DESCRIBED AND DEFINED IN ATTACHMENT K ISSUE 3. SUCH INCREMENTAL PRICE PER LINE SHALL APPLY RETROSPECTIVELY TO LINES ORDERED PRIOR TO THIS AMENDMENT.

        C4.1.4.1 FOR THE FIRST [Confidential Portion Omitted] OF SUCH LINES INSTALLED BY SUPPLIER, AND ORDERED BY ALL CUSTOMERS COLLECTIVELY, UNDER THIS AGREEMENT, THE INCREMENTAL PRICE PER LINE FOR ADVANCED SOFTWARE TO BE INCLUDED ON CUSTOMER'S ORDER SHALL BE [Confidential Portion Omitted].

        C4.1.4.2 FOR ALL LINES ORDERED, UNDER THIS AGREEMENT, BY CUSTOMERS COLLECTIVELY BEYOND THE FIRST
                     [Confidential Portion Omitted] LINES AS
                     DESCRIBED IN CLAUSE C4.1.4.1 AND UP TO
                     [Confidential Portion Omitted] LINES, THE
                     INCREMENTAL PRICE PER LINE FOR ADVANCED
                     SOFTWARE TO BE INCLUDED ON CUSTOMER'S ORDER
                     SHALL BE [Confidential Portion Omitted]

        C4.1.4.3 SUPPLIER AND CUSTOMER SHALL NEGOTIATE IN GOOD FAITH A PRICE FOR ALL LINES ORDERED, UNDER THIS AGREEMENT, BY CUSTOMERS COLLECTIVELY BEYOND THE FIRST [Confidential Portion Omitted] LINES AS DESCRIBED IN CLAUSES C4.1.4.1 AND C4.1.4.2.

        C4.1.4.4 THE ADVANCED SOFTWARE RTU FEE SHALL APPLY TO ALL SWITCH AND REMOTE LINES. NO FURTHER DISCOUNTS OR DEDUCTIONS WHATSOEVER WILL APPLY INCLUDING FOR INTERNAL USE (CLAUSE C6.4) AND SOFTWARE UTILISATION DISCOUNT (CLAUSE C31.5).

        C4.1.4.5     THE ADVANCED SOFTWARE RTU FEE HAS BEEN
                     CALCULATED ASSUMING AN ULTIMATE SWITCH SIZE OF [Confidential Portion Omitted] LINES. CUSTOMERS SHALL ENDEAVOUR TO EXTEND THEIR SWITCHES TO
                     ACHIEVE THIS ULTIMATE SWITCH SIZE.

CLAUSE C6.6, is hereby amended to incorporate the modified Software pricing and packaging as detailed in Attachment K issue 3 and clauses C6.6.1, C6.6.2 and C6,6.3 are hereby deleted. Clause 6.6 is now restated as follows:

  C6.6         ADDITIONAL FEATURE SOFTWARE

               ADDITIONAL FEATURE SOFTWARE INCLUDED IN NEITHER THE BASE PRICE PER LINE NOR THE INCREMENTAL PRICE PER LINE FOR ADVANCED SOFTWARE AS STATED UNDER CLAUSE C4.1 CAN BE PURCHASED AS DEFINED AND PRICED IN ATTACHMENT K, ISSUE 3 ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

CLAUSE C9.1, is hereby amended to incorporate a definition for Obsolescence now restated as follows:

C9         TECHNOLOGY OBSOLESCENCE

  C9.1 Supplier and Consortium will work together to minimise the impact of Product "OBSOLESCENCE" (AS DEFINED BELOW IN CLAUSE C9.2) and the loss of the Customer's competitive position through the provision of regular technology working parties which will directly assist in the Product roll out and custom Research and Development commitments for the Customer. These working parties will consist of the Consortium and technical experts from both the Supplier and the Supplier's agents (Bell Northern Research). The Supplier proposes that the first such working party be established during the 1st calendar quarter 1993 and thereafter on a calendar quarterly basis. Where such system developments will be of benefit to the Customer, the Supplier will offer to the Customer an appropriate credit to upgrade the installed systems. Such appropriate credits will be determined on a case by case basis and will take into consideration a mutually agreed percentage of the audited depreciated book value of the equipment being impacted.

       C9.1.1 Consortium and Supplier agree to develop a method to determine the appropriate credit.

  C9.2 "OBSOLETE" OR "OBSOLESCENCE" MEANS WHEN SUPPLIER IMPOSES THE NEED FOR A PRODUCT OR PORTION OF A PRODUCT TO BE UPGRADED OR REPLACED THROUGH THE RELEASE OF A SOFTWARE UPGRADE WHICH IS NO LONGER COMPATIBLE WITH THE EXISTING PRODUCT.

       C9.2.1 THIS OBSOLESCENCE TAKES EFFECT ON A SWITCH BY SWITCH BASIS FROM THE DATE THAT THE NEW SOFTWARE UPGRADE IS APPLIED TO EACH SWITCH.

       C9.2.2 AN EXISTING PRODUCT DOES NOT BECOME OBSOLETE DUE TO THE RELEASE OF A NEW PRODUCT IF THE EXISTING PRODUCT REMAINS COMPATIBLE WITH THE SOFTWARE AND THE SUPPLIER DOES NOT REQUIRE THE EXISTING PRODUCT TO BE REPLACED OR UPGRADED.

       C9.2.3 AN EXISTING PRODUCT DOES NOT BECOME OBSOLETE DUE TO NEW FEATURE DEVELOPMENT BEING LIMITED ON THAT PRODUCT OR PREFERRED ON AN ALTERNATIVE PRODUCT. NOTWITHSTANDING THIS, SUPPLIER SHALL PROMPTLY ADVISE CUSTOMER OF THE OCCURRENCE OF SUCH CIRCUMSTANCES AND ARRANGE TO MEET AND MUTUALLY AGREE UPON THE METHOD OF PROCEEDING.

CLAUSE C10, is hereby amended to make reference to Suppliers BRISC 60 Product now restated as follows:

C10        BELL NORTHERN RESEARCH RATIONALISED INSTRUCTION SET COMPUTING
            PROCESSOR

  C10.1 Supplier shall upgrade the Switches to Bell Northern Research Rationalised Instruction Set Computing (BRISC) processors at no additional charge where it is found that the recommended maximum Busy Hour Call Attempts (BHCA) capacity for the Cable Television
               (CATV) environment as detailed in the Supplier's response to the RFP section 3.3.2.8 are not achieved, provided that the failure to achieve such recommended maximum BHCA capacity is not attributable to the introduction of additional Software features or to a traffic volume and/or call mix varying from that detailed in the BHCA capacity predictions.

  C10.2 Customer may Order the BRISC 50 processor with the Order for an initial Switch at the incremental price of (pound)25,000.

  C10.3 CUSTOMER MAY ORDER THE BRISC 60 PROCESSOR WITH THE ORDER FOR AN INITIAL SWITCH AT THE INCREMENTAL PRICE OF (POUND)50,000. PAYMENT FOR (POUND)25,000 OF THIS (POUND)50,000 SHALL BE DEFERRED UNTIL SUCH TIME AS CUSTOMER REQUIRES THE ADDITIONAL PROCESSING CAPABILITY PROVIDED BY THE BRISC 60 OVER AND ABOVE THAT PROVIDED BY THE BRISC 50.

CLAUSE C12, is hereby amended to [Confidential Portion Omitted]


                         [Confidential Portion Omitted]

          [Confidential Portion Omitted]

  C12.3 Supplier agrees to make GPP available on Orders requiring Delivery after 1 January 1995, in accordance with a managed implementation plan to be generated by 31 December 1993, and formally agreed to by 30 June 1994.

  C12.4 Should Supplier fail to have GPP available in accordance with such agreed implementation plan specified in Clause C12.3, then Supplier shall retrofit, to GPP, all non-GPP lines Delivered after the agreed dates in such implementation plan at no charge to Customer and shall not consider such retrofit an extension for pricing purposes stated in Clause C4.

  C12.5 The provisions of Clause C12.4 constitute Supplier's sole liability and Customer's sole remedy for Supplier's failure to meet the agreed implementation plan specified in Clause C12.3.


  C12.6 AT THE INTRODUCTION OF GPP IN SOFTWARE RELEASE "UK002", SUPPLIER SHALL ENSURE THAT SOFTWARE FEATURES AVAILABLE ON GPP WILL ALSO BE AVAILABLE ON PLD. SUPPLIER SHALL, SUBJECT TO THE CAVEATS DETAILED HEREIN, DEVELOP AND RELEASE FEATURES IN PARALLEL ON BOTH GPP AND PLD UNTIL 31 DECEMBER 1999. SUPPLIER'S COMMITMENT DOES NOT EXTEND TO A FUTURE LINE PERIPHERAL PRODUCT BEYOND THE CURRENT GPP PRODUCT NOR TO THE DEVELOPMENT AND DEPLOYMENT OF SOFTWARE FEATURES WHERE THE INHERENT CAPABILITY OF THE SYSTEM ARCHITECTURE RESTRICTS OR LIMITS SUCH DEVELOPMENT TO A SINGLE HARDWARE PLATFORM. THIS INCLUDES BUT IS NOT LIMITED TO ISDN, V5.2 AND NAILED UP N X 64 KBS.


       C12.6.1 SHOULD SUPPLIER BECOME AWARE OF CIRCUMSTANCES WHICH PREVENT IT FROM ADHERING TO THE COMMITMENT DETAILED IN THIS CLAUSE C12.6 OR IDENTIFIES ADDITIONAL FEATURES WHERE THE INHERENT CAPABILITY OF THE SYSTEM ARCHITECTURE RESTRICTS OR LIMITS DEVELOPMENT TO A SINGLE HARDWARE PLATFORM, THEN SUPPLIER SHALL PROMPTLY ADVISE CUSTOMER OF THE CIRCUMSTANCES AND ARRANGE TO MEET AND MUTUALLY AGREE UPON THE METHOD OF PROCEEDING.


CLAUSE C13.2, is hereby amended to refer to the modified Software pricing and packaging (Attachment K issue 3) now restated as follows:

  C13.2 Supplier shall provide DPNSS at [Confidential Portion Omitted] per 2Mbps port. This price includes the 2Mbps interface, signalling Product, DPNSS Software as defined in ATTACHMENT K, ISSUE 3, engineering, installation and commissioning, and project management. The initial Order by Customer for such 2Mbps ports shall be no less than a minimum quantity of sixteen (16) ports per Switch.

CLAUSE C21, is hereby amended to replace reference [Confidential Portion
Omitted]


C21        GENERIC SOFTWARE

  C21.1 The Supplier shall provide [Confidential Portion Omitted]. It is advisable to have all Switches in the network maintained at the same PCL Software level.


       C21.2 The Supplier is keen to encourage the wide spread use of its Software and hence will allow [Confidential Portion Omitted].

       C21.2.1 The Supplier is notified in advance of the use of the additional modules so that the product configuration can be audited to identify (1) any additional Product requirements; (2) the suitability of the Software release and its proposed application in the UK; (3) and to ensure that appropriate support personnel are available (where necessary);

       C21.2.2 Customer agrees to allow Supplier to prepare a capacity analysis to ensure that no adverse impacts will occur due to the use of this additional Software;

       C21.2.3 Any additional Product(s) identified by Supplier as being required is purchased and installed in the Switch before the Software is used. The price for this Product [Confidential Portion Omitted] .

  C21.3 Customer understands that Supplier may load Software Features on the PCL generic Software LOAD for which Customer will not have paid a Right To Use ("RTU"). Customer agrees that upon commercial deployment of such Feature(s) including use of such Feature by Customer's customers, the Software Right to Use shall be paid to Supplier as quoted under this Agreement.

  C21.3.1 CUSTOMER ALSO UNDERSTANDS THAT THE FUNCTIONALITY OF ALL SOFTWARE INCLUDED IN THE PCL GENERIC SOFTWARE LOAD HAS OR IS BEING VERIFIED IN VARIOUS MARKET ENVIRONMENTS. IN ORDER TO ENSURE SUCCESSFUL DEPLOYMENT OF THE SOFTWARE IN THE UK CATV ENVIRONMENT (SWITCH AND NETWORK) ADDITIONAL VERIFICATION TESTING KNOWN AS FIRST MARKET APPLICATION ("FMA") TESTING MAY BE NECESSARY. SUCH TESTING SHALL BE PERFORMED BY SUPPLIER WITH THE CO-OPERATION OF CUSTOMERS. THE PROGRAMME FOR FMA TESTING SHALL TAKE INTO CONSIDERATION THE COMBINED PRIORITIES OF ALL CUSTOMERS AND SUPPLIER SHALL ENSURE, THAT THEY ACHIEVE SUCH FMA TESTING TARGETS AS MAY BE AGREED IN ORDER TO MEET CUSTOMER'S PLANS FOR COMMERCIAL DEPLOYMENT.


  C21.4 Supplier shall prepare and package Software programs and releases, including maintenance releases, which will allow Customer to skip programs or releases as its discretion without being required to purchase or load skipped programs, Features, or releases provided that Customer loads at least every third PCL generic Software load.

  C21.5        Customer, at its discretion, may skip PCL generic Software LOADS.
               There will be no charge whatsoever for such programs skipped by Customer, and Customer shall not be charged any additional amounts to procure subsequent Software programs, other than the normal prices, less applicable discounts, for those subsequent Software LOADS.

  C21.6 Unless otherwise specified in an Order, Supplier shall provision each Switch with the most current commercially available Software PCL on the Delivery Date.

  C21.7 Supplier agrees to provide Customer with the following information, in writing, each time a new Software generic is released and Ordered by Customer :

       C21.7.1 Notification of any known fault on a site specific Customer Service Report (CSR) with severity levels as defined under Exhibit B of this Agreement;

       C21.7.2       The criticality of each fault;

       C21.7.3 The impact of each fault on the operation of the Software and associated Products; and

       C21.7.4       Supplier's plans, schedules and
                     performance results for corrective action and regression testing with respect to the faults identified in this Clause C21.7, as well as for continuing Software quality and reliability improvement.

       C21.7.5 Supplier agrees to provide the information described in this Clause C21.7 thirty (30) days prior to Delivery Date provided such release has been generally available for thirty (30) days.

CLAUSE C25.2, is hereby added to detail the additional marketing support provided by Supplier in recognition of the purchase of Advanced Software now stated as follows:

  C25.2 SUPPLIER AGREES TO PROVIDE A MARKETING CONSULTANT FOR "13 MAN WEEKS "TO ASSIST ALL CUSTOMERS IN SUCCESSFULLY LAUNCHING THE ADVANCED SOFTWARE. THIS SUPPORT WILL BE ALLOCATED TO CUSTOMERS IN RATIO TO THEIR PROPORTION OF THE FIRST ONE MILLION SWITCH LINES AS DETAILED IN CLAUSE C4.1.4.1, SUCH THAT TELEWEST (INCLUDING IVS AND COMCAST) WILL RECEIVE 8 MAN WEEKS OF SUPPORT, BCM, 3 MAN WEEKS, TELECENTIAL 1 MAN WEEK AND CCL 1 MAN WEEK OF SUPPORT.

CLAUSE C31, is hereby added to detail the Software utilisation discount available to Supplier, now stated as follows:

C31        ORDER AND CUSTOMER INFORMATION PROCESS FOR A NEW SWITCH

  C31.1 Customer may procure a new Switch by issuing an Order. Such Order shall state the number of lines, Acceptance Date and any other pertinent information. Supplier's acceptance of such Order shall be in compliance with Clause 2.4 of this Agreement.

  C31.2 Upon receipt of such Order or as previously agreed between the parties, Supplier and Customer shall establish a date for a Customer Information (C/I) meeting, which will further define the site specific requirements for the Switch.

  C31.3 Subject to Clause 2.4.4, Customer shall be obligated to procure Product(s), Software and Services, and Supplier shall be obligated to provide Product(s), Software and Services, under this Exhibit C only when an Order has been accepted by Supplier.

  C31.4 Upon completion of the C/I, Supplier shall respond to Customer with a QUOTATION which provides a detailed breakdown of THE PRICES AND DISCOUNTS FOR Products, Software and Services required to meet Customer's requirements and Specifications as defined in the C/I. At such time the Order will be amended and agreed between the parties in writing to reflect the changes resulting from the C/I.

  C31.5 THE C/I WILL IDENTIFY A UTILISATION FACTOR WHICH ARISES AS A RESULT OF THE LIMITATIONS OF THE NETWORK ARCHITECTURE AND REPRESENTS THE PORTION OF PLD OR GPP LINES THAT ARE ANTICIPATED TO BE UTILISED BY CUSTOMER. THIS UTILISATION FACTOR WILL BE USED TO DETERMINE A UTILISATION DISCOUNT RATE WHICH IS NOT TO EXCEED 15% AND IS CALCULATED AS FOLLOWS:

             -------------------------------------------------------------------
                      UTILISATION DISCOUNT RATE = 100% - UTILISATION FACTOR.
             -------------------------------------------------------------------


               A SOFTWARE UTILISATION DISCOUNT WILL BE CALCULATED BY APPLYING THE UTILISATION DISCOUNT RATE TO ALL GPP OR PLD LINES DETAILED WITHIN THE C/I FOR THAT PARTICULAR ORDER AT THE RATE OF [Confidential Portion Omitted] PER LINE. THE [Confidential Portion Omitted] REPRESENTS THE BASE SOFTWARE PORTION OF THE PRICE PER SWITCH LINE DETAILED IN CLAUSE C4.1. THE SOFTWARE UTILISATION DISCOUNT AS CALCULATED WILL BE DETAILED WITHIN SUPPLIER'S QUOTATION DESCRIBED IN CLAUSE C31.4. FOR THE AVOIDANCE OF DOUBT SUBSCRIBER LINE DRAWER (SLD) LINES ARE EXCLUDED FROM THE SOFTWARE UTILISATION DISCOUNT CALCULATION.

               -----------------------------------------------------------------
               SOFTWARE UTILISATION DISCOUNT = GPP OR PLD LINES * UTILISATION DISCOUNT RATE *[Confidential Portion Omitted]
               -----------------------------------------------------------------

                    EXAMPLE:- THE CI FOR A 50,700 LINE SWITCH (50,400 GPP LINES AND 300 SLD LINES) IDENTIFIES A UTILISATION FACTOR OF 85% UTILISATION DISCOUNT RATE OF 15% WILL APPLY (100% - 85%) SOFTWARE UTILISATION DISCOUNT WILL BE [Confidential Portion Omitted] CALCULATED AS (50,700-300) * 15% *[Confidential Portion Omitted]


 C31.6 SUPPLIER SHALL BE ENTITLED TO CLAW BACK THE SOFTWARE UTILISATION DISCOUNT IF SUBSEQUENT TECHNOLOGY ADVANCEMENTS OR MATURITY OF THE NETWORK SIGNIFICANTLY IMPROVES THE UTILISATION FACTOR.

                                    Page 10
SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                   SUPPLIER
-------------------------------------       ------------------------------------
TELEWEST COMMUNICATIONS GROUP LIMITED       NORTEL LIMITED


-----------------------             ------                -----------------------       -----
authorised signature                date                  authorised signature          date

Danny Bryan                                 Steve Pusey
------------------------------------        ------------------------------------
print or type name of signatory             print or type name of signatory

Managing Director, TeleWest,                Director CATV Account Group
-----------------------------               ------------------------------------
title                                       title

For and on behalf of
--------------------
TeleWest Communications Group Limited
-------------------------------------
United Artists Communications (Scotland) Venture
------------------------------------------------
United Artists Communications (North East) Partnership
------------------------------------------------------
Avon Cable Joint Venture
------------------------
United Artists Communications (South East) Partnership
------------------------------------------------------
London South Cable Partnership
------------------------------
United Artists Communications (Cotswolds) Limited
-------------------------------------------------


CABLE LONDON PLC


----------------------------------  --------
authorised signature                date

Gerald Campbell
--------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
--------------------------------------------
title





BIRMINGHAM CABLE LIMITED


----------------------------------  --------
authorised signature                date

Ron Lawley
--------------------------------------------
print or type name of signatory

Managing Director, Birmingham Cable Limited
--------------------------------------------
title

WINDSOR TELEVISION LIMITED


----------------------------------  --------
authorised signature                date

Neil Johnson
--------------------------------------------
print or type name of signatory

Managing Director,
--------------------------------------------
title




BELL CABLEMEDIA PLC


----------------------------------  --------
authorised signature                date

John Sheridan
--------------------------------------------
print or type name of signatory

Chief Operating Officer,
--------------------------------------------
title




TELECENTIAL COMMUNICATIONS PARTNERSHIP


----------------------------------  --------
authorised signature                date

Vernon Achber
--------------------------------------------
print or type name of signatory

President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Partnership
--------------------------------------------------------------------------------
title




IVS CABLE HOLDINGS LIMITED


----------------------------------  --------
authorised signature                date

Peter C Funk
--------------------------------------------
print or type name of signatory

Chairman, IVS Cable Holdings Limited
--------------------------------------------
title



COMCAST TEESSIDE LIMITED


----------------------------------  --------
authorised signature                date

Edward Cambell
--------------------------------------------
print or type name of signatory

Managing Director, Comcast Teesside Limited
--------------------------------------------
title




CAMBRIDGE CABLE LIMITED


----------------------------------  --------
authorised signature                date

Edward Ying
--------------------------------------------
print or type name of signatory

Managing Director, Cambridge Cable Limited
--------------------------------------------
title

CATV SOFTWARE PRICING                                      Attachment:       K
                                                           Issue:            2
                                                           Page:            13
                                                           Date:       21/7/93





                                     GENERAL
                              PURCHASING AGREEMENT

                                   NTE-GPA0001

                                   AMENDMENT 7

                                   APPENDIX 1






                                  ATTACHMENT K

               CATV SOFTWARE STRUCTURE (BCS34, BCS34+ UK002 PART)

CATV SOFTWARE PRICING                                      Attachment:       K
                                                           Issue:            2
                                                           Pages:         13-23
                                                           Date:       21/7/93











                         [Confidential Portion Omitted]

                                AMENDMENT NO. 8
                       TO THE GENERAL PURCHASING AGREEMENT
                                   NTE-GPA0001

This Amendment No. 8, dated this 5th day of February 1996 shall be deemed effective as of the 25th day of September 1995, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Nortel Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 4, dated 10 December 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 5, dated 24 May 1994; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 6, dated 29 June 1995; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 7, dated 30 June 1995; and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

                                   PROPRIETARY

    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES TO
                                 THIS DOCUMENT

TITLE PAGE is hereby amended to include Diamond Cable Communications Plc now stated as follows:


--------------------------------------------------------------------------------
                                 TELEWEST GROUP

                               BELL CABLEMEDIA PLC

                 TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP

                           IVS CABLE HOLDINGS LIMITED

                            COMCAST TEESSIDE LIMITED

                             CAMBRIDGE CABLE LIMITED

                        DIAMOND CABLE COMMUNICATIONS PLC

                          GENERAL PURCHASING AGREEMENT

                                   NTE-GPA0001

                                   PROPRIETARY
                              -------------------

    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES TO
                                 THIS DOCUMENT
CLAUSE 1.1.6, The definition of "Consortium" is hereby revised to include Diamond Cable Communications Limited, now stated as follows:

1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken respectively by:
1)TeleWest Communications Group Limited ("TeleWest") as the representative for those Customers listed as TeleWest wholly owned franchises under Section 1, Exhibit A and for those Customers listed as Limited Companies under Section 2, Exhibit A; and 2) Bell Cablemedia plc ("BCM") as the representative for those Customers listed as BCM wholly owned franchises under Section 3, Exhibit A; and
3) Telecential Communications Limited Partnership entering into agreement for itself and on behalf of Telecential Communications (Herts) Limited Partnership and Telecential Communications (Northants) Limited Partnership ("Telecential") as the representative for those Customers listed as Telecential wholly owned franchises under Section 4, Exhibit A and 4) Section 5) Exhibit A not used ; and
5) IVS Cable Holdings Limited ("IVS") as the representative for those Customers listed as IVS wholly owned franchises under Section 6 Exhibit A. and 6) Comcast Teesside Limited ("Comcast") as the representative for those Customers listed as Comcast wholly owned franchises under Section 7 Exhibit A and 7) Cambridge Cable Limited ("Cambridge") as the representative for those Customers listed as Cambridge wholly owned franchises under Section 8 Exhibit A and 8) DIAMOND CABLE COMUNICATIONS PLC ("DIAMOND") AS THE

REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS DIAMOND WHOLLY OWNED FRANCHISES UNDER SECTION 9 EXHIBIT A.


CLAUSE 2.48, is hereby amended to add Diamond as a party to be notified with all correspondence required under this Agreement, now stated as follows:

2.48       NOTICES

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

      CUSTOMERS :
      ---------

  TeleWest Communications Group Ltd.          Bell Cablemedia plc
  Attn : Contract Manager                     Attn : Group Director Engineering
  Materials Management Department             Floor 3 Colne House
  Unit 1, Genesis Business Park               Watford
  Woking, Surrey, GU21 5RW                    Hertfordshire WD1 7EL


  Telecential Communications Ltd Partnership  IVS Cable Holdings Limited
  Attn : Contract Manager                     Attn : Contract Manager
  Link 2 Beacontree Plaza, Gillette Way,      284 Weyhill Road
  Basingstoke Road,                           Andover
  Reading RG2 0BS                             Hampshire SP10 3LF

  Cambridge Cable Limited.                    Comcast Teeside Limited
  Attn: Director of Telecoms Networks         Attn: Company Secretary
  Cambridge Science Park                      Wellington Court
  Milton Road                                 De Havilland Avenue
  Cambridge                                   Preston Farm
  CB4 4WA                                     Stockton-on-Tees
                                              Cleveland  TS18 3TA

  DIAMOND CABLE COMMUNICATIONS LIMITED
  ATTN: DIRECTOR OF TECHNICAL  SERVICES
  DIAMOND PLAZZA
  DALESIDE ROAD
  NOTTINGHAM
  NG2 3GG

  SUPPLIER :
  --------

  Commercial Manager; CATV Account Group
  Nortel  Limited
  Northern Telecom House
  St. Cloud Way
  Maidenhead, Berks
  SL6 8XB

Addresses may be changed by written notices to the parties.

EXHIBIT A, is hereby amended to incorporate Diamond as Customers, now stated as follows:

EXHIBIT A         CUSTOMERS
---------------------------

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and Nortel Limited ("Supplier").


--------------------------------------------------------------------------------
      FRANCHISE                 FRANCHISE HOLDER                      REG. NO.
--------------------------------------------------------------------------------
1.    TELEWEST WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Avon                      Avon Cable Joint Venture
      --------------------------------------------------------------------------
      Croydon, Kingston and     London South Cable Partnership
      Richmond and Merton and
      Sutton
      --------------------------------------------------------------------------
      North Thames Estuary      United Artists Communications (Thames Estuary)
      South Thames Estuary      Partnership
      --------------------------------------------------------------------------
      Edinburgh and             United Artists Communications (Scotland) Venture
      Livingston, Uddingston,
      Glenrothes, Dundee and
      Perth.
      --------------------------------------------------------------------------
      Tyneside                  United Artists Communications (North East)
                                  Partnership
--------------------------------------------------------------------------------
2.    LIMITED COMPANIES
--------------------------------------------------------------------------------
      Birmingham                Birmingham Cable Limited                 2170379
      --------------------------------------------------------------------------
      The registered office          CABLE PHONE HOUSE,
      for the above listed           SMALL HEATH BUSINESS PARK,
      company is:                    TALBOT WAY, SMALL HEATH,

      --------------------------------------------------------------------------
      Camden, Enfield,          Cable London plc                         1794264
      Hackney and Islington,
      Haringey
      --------------------------------------------------------------------------
      The registered office          100 CHALK FARM ROAD
      for the above listed           LONDON  NW1 8EH
      company is:
      --------------------------------------------------------------------------
      Hillingdon and Hounslow,  Windsor Television Limited               1745542
      Windsor
      --------------------------------------------------------------------------
      The registered office          CABLE HOUSE
      for the above listed           WATERSIDE DRIVE
      company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ
      --------------------------------------------------------------------------

      Cotswolds                 TeleWest Communications Group Limited    2514287

                                United Artists Communications (Cotswolds)
                                   Limited                               1743081
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3.    BCM WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Tower Hamlet/Newham,      Bell Cablemedia Southern Region
      Greater London East,
      Havering,
      Waltham Forest,
      Dartford, Epping Forest,
      Ashford, Watford,
      Aylesbury, Worcester
      --------------------------------------------------------------------------
      Peterborough, Norwich,    Bell Cablemedia Eastern Region
      Whittlesey,
      Gt Yarmouth
      --------------------------------------------------------------------------
      Leeds, Wearside, York &   Bell Cablemedia Northern Region
      Harrogate
      --------------------------------------------------------------------------
      The registered office          IB PORLAND PLACE                    2735732
      for the above listed           LONDON W1N 3AA
      company is:
--------------------------------------------------------------------------------
  4   TELECENTIAL WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Thames Valley             Telecential Communications Limited
                                   Partnership                           2387692
      West Herts
      Northants
      Swindon
      Warwickshire
      Northamptonshire
      --------------------------------------------------------------------------
      The registered office          DRAGOON HOUSE
      for the above listed           37 ARTILLERY LANE
      company is:                    LONDON E1 7LT

--------------------------------------------------------------------------------
  5   NOT USED
--------------------------------------------------------------------------------
  6   IVS WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Andover                   Andover Cablevision Limited
      --------------------------------------------------------------------------
      Salisbury                 Wessex Cable Limited
      --------------------------------------------------------------------------
      Stafford                  Stafford Communications Limited
      --------------------------------------------------------------------------
      Oxford                    Oxford Cable Limited
      --------------------------------------------------------------------------
  7   COMCAST WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Teesside                  Comcast Teesside Limited
      --------------------------------------------------------------------------
      Darlington                Comcast Darlington Limited
      --------------------------------------------------------------------------
  8   CAMBRIDGE WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      Cambridge                 Cambridge Cable Limited
      --------------------------------------------------------------------------
      Harlow/Bishops-Stortford  Anglia Cable Communications Limited
      --------------------------------------------------------------------------
      Ipswich/Colchester        East Coast Cable Limited
      --------------------------------------------------------------------------
      Braintree                 Southern East Anglia Cable Limited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  9   DIAMOND WHOLLY OWNED FRANCHISES
--------------------------------------------------------------------------------
      LEICESTER                 DIAMOND CABLE COMMUNICATIONS PLC
      LOUGBOROUGH
      HINKLEY
      BURTON UPON TRENT
--------------------------------------------------------------------------------
      THE REGISTERED OFFICE     40 ARTILLERY LANE, BISHOPGATE, LONDON E1  7LS
      FOR THE ABOVE LISTED
      COMPANY IS:
--------------------------------------------------------------------------------



CLAUSE C4.1, is hereby amended to revise Customer's Purchase Objective from [Confidential Portion Omitted] lines to [Confidential Portion Omitted];

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes for [Confidential Portion Omitted] per Switch and for [Confidential Portion Omitted] per switch. The relevant price per line for any Order, excluding the incremental price for Advanced Software which is detailed in clause C4.1.4, shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.

PRICE PER LINE BASED UPON PURCHASE OBJECTIVE

--------------------------------------------------------------------------------
                       [CONFIDENTIAL PORTION OMITTED]
                        --------------------------------------------------------
                           LINES       LINES      LINES       LINES        LINES
--------------------------------------------------------------------------------
PURCHASE OBJECTIVE
-----------------------
HOST PRICE PER LINE:
-----------------------
SNSE PRICE PER LINE:
-----------------------
RSC PRICE PER LINE:
-----------------------          [Confidential Portion Omitted]
RLCM PRICE PER LINE:
-----------------------
SRU PRICE PER LINE:
--------------------------------------------------------------------------------

CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of Diamond franchises, now stated as follows:

       C7.1.1 Customer's initial Purchase Objective is detailed below ("Initial Purchase Objective")









                         [Confidential Portion Omitted]

                         [Confidential Portion Omitted]

                                     Page 9
SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                   SUPPLIER
-------------------------------------       ------------------------------------
TELEWEST COMMUNICATIONS GROUP LIMITED       NORTEL LIMITED


-----------------------             ------                -----------------------       -----
authorised signature                date                  authorised signature          date


------------------------------------        ------------------------------------
print or type name of signatory             print or type name of signatory


-----------------------------               ------------------------------------
title                                       title

For and on behalf of
--------------------
TeleWest Communications Group Limited
-------------------------------------
United Artists Communications (Scotland) Venture
------------------------------------------------
United Artists Communications (North East) Partnership
------------------------------------------------------
Avon Cable Joint Venture
------------------------
United Artists Communications (South East) Partnership
------------------------------------------------------
London South Cable Partnership
------------------------------
United Artists Communications (Cotswolds) Limited
-------------------------------------------------


CABLE LONDON PLC


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title





BIRMINGHAM CABLE LIMITED


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title

WINDSOR TELEVISION LIMITED


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title




BELL CABLEMEDIA PLC


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title




TELECENTIAL COMMUNICATIONS PARTNERSHIP


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title




IVS CABLE HOLDINGS LIMITED


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory

--------------------------------------------
title



COMCAST TEESSIDE LIMITED


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title




CAMBRIDGE CABLE LIMITED


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title



DIAMOND CABLE COMMUNICATIONS LIMITED




----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title

                                 AMENDMENT NO. 9
                       TO THE GENERAL PURCHASING AGREEMENT
                                   NTE-GPA0001

This Amendment No. 9, dated this 17th day of July 1997 shall be deemed effective as of the 1st day of December 1996, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Nortel Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 4, dated 10 December 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 5, dated 24 May 1994; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 6, dated 29 June 1995; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 7, dated 30 June 1995; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 8, dated 5 February 1996; and


WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:
                                   PROPRIETARY
                                   -----------
    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES TO
                                 THIS DOCUMENT

                                     Page 2
INTRODUCTION, Supplier's legal name and address of registered office is hereby amended from Nortel Limited to Nortel plc (effective 1 May 1997) and is now stated as follows:

1        INTRODUCTION
---------------------

This Agreement, dated 1 March 1993, is made by and between the companies listed under Exhibit A attached hereto and by this reference incorporated into this Agreement and identified herein ("Customer"), and NORTEL PLC, HAVING ITS REGISTERED OFFICE AT MAIDENHEAD OFFICE PARK, WESTACOTT WAY MAIDENHEAD, BERKS SL6 3QH ("Supplier").

In consideration of the promises, mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Customer and Supplier agree as follows:

CLAUSE 2.4.1, is hereby amended and now stated as follows:

  2.4.1 Written acceptance or performance, in whole or in part, shall constitute Supplier's acceptance of the Order(s). Acceptance of the Order(s) binds the parties to honour all dates, amounts and other requirements of the Order(s). Supplier agrees to accept all Orders which comply with the terms and conditions of this Agreement. Supplier shall have no obligation to accept an Order that contains a delivery interval shorter than that specified by Supplier as its standard delivery intervals as defined herein OR THAT DOES NOT MEET THE CRITERIA DETAILED IN CLAUSE C31.1

CLAUSE 2.48, is hereby amended as a consequence of Supplier's change of name and address, now stated as follows:

2.48       NOTICES

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

      CUSTOMERS :
      ---------

  TeleWest Communications Group Ltd.         Bell Cablemedia plc
  Attn : Contract Manager                    Attn : Group Director Engineering
  Materials Management Department            Floor 3 Colne House
  Unit 1, Genesis Business Park              Watford
  Woking, Surrey, GU21 5RW                   Hertfordshire WD1 7EL


  Telecential Communications Ltd Partnership IVS Cable Holdings Limited
  Attn : Contract Manager                    Attn : Contract Manager
  Link 2 Beacontree Plaza, Gillette Way,     284 Weyhill Road
  Basingstoke Road,                          Andover
  Reading RG2 0BS                            Hampshire SP10 3LF

  Cambridge Cable Limited.                   Comcast Teeside Limited
  Attn: Director of Telecoms Networks        Attn: Company Secretary
  Cambridge Science Park                     Wellington Court
  Milton Road                                De Havilland Avenue
  Cambridge                                  Preston Farm
  CB4 4WA                                    Stockton-on-Tees
                                             Cleveland  TS18 3TA

  Diamond Cable Communications Limited
  Attn: Director of Technical  Services
  Diamond Plazza
  Daleside Road
  Nottingham
  NG2 3GG

  SUPPLIER :
  --------

  COMMERCIAL MANAGER, CABLE COMMUNICATIONS ACCOUNT GROUP
  NORTEL  PLC
  MAIDENHEAD OFFICE PARK
  WESTACOTT WAY
  MAIDENHEAD, BERKS
  SL6 3QH

Addresses may be changed by written notices to the parties.

CLAUSE C4.1, is hereby amended to remove reference to the number of extensions permitted at the price per line and to detail the revised price for advanced Software now stated as follows:

  C4.1 Supplier's fully discounted net price per Switch line IS shown in the table below. [Confidential Portion Omitted]. The relevant price per line for any Order, excluding the incremental price for Advanced Software which is detailed in clause C4.1.4 Shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.

               PRICE PER LINE BASED UPON PURCHASE OBJECTIVE
               -----------------------------------------------------------------

                                       [CONFIDENTIAL PORTION OMITTED]

                                    --------------------------------------------
                                        LINES  LINES   LINES       LINES   LINES
               -----------------------------------------------------------------
               PURCHASE OBJECTIVE
               ----------------------
               HOST PRICE PER LINE:
               -----------------------
               SNSE PRICE PER LINE:
               -----------------------
                                          [Confidential Portion Omitted]
               -----------------------

               -----------------------

               -----------------------------------------------------------------


       C4.1.1 No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level.

       C4.1.2 The above stated price per line, except as stated IN CLAUSE C4.1.3 below with regard to SNSE, includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Base Software as defined in Attachment K issue 3 of the Proposal, and Services including but not limited to [Confidential Portion Omitted]. These prices include all customs and import duties, but exclude VAT.

       C4.1.3        [Confidential Portion Omitted]

       C4.1.4 Customer shall pay and include within every order for additional Switch line capacity whether on a Host, SNSE, RSC, SRU or SRU-S the incremental price per line as detailed in clauses C4.1.4.1 and C4.1.4.2 for Advanced Software as described and defined in Attachment K issue 3. Such incremental price per line shall apply retrospectively to lines ordered prior to this amendment.

                  C4.1.4.1 For the first [Confidential Portion Omitted] of such lines installed by Supplier, and Ordered by all Customers collectively, under this Agreement, the incremental price per line for Advanced Software to be included on Customer's order shall be [Confidential Portion Omitted].

                  C4.1.4.2 For all lines Ordered, under this Agreement, by Customers collectively beyond the first [Confidential Portion Omitted] lines as described in clause C4.1.4.1 and up to [Confidential Portion Omitted] lines, the incremental price per line for Advanced Software to be included on Customer's order shall be [Confidential Portion Omitted].

                  C4.1.4.3       [Confidential Portion Omitted]. FOR
                                 ALL LINES ORDERED, UNDER THIS AGREEMENT, BY
                                 CUSTOMERS COLLECTIVELY BEYOND THE FIRST
                                 [CONFIDENTIAL PORTION OMITTED] LINES AS
                                 DESCRIBED IN CLAUSE C4.1.4.2, THE INCREMENTAL PRICE PER LINE FOR ADVANCED SOFTWARE TO BE INCLUDED ON CUSTOMER'S ORDER SHALL BE [CONFIDENTIAL PORTION OMITTED].

                  C4.1.4.4 The Advanced Software RTU fee shall apply to all Switch and remote lines. No further discounts or deductions whatsoever will apply including for internal use (clause C6.4) and Software Utilisation Discount (clause C31.5).

                  C4.1.4.5 The Advanced Software RTU fee has been calculated assuming an ultimate Switch size of [Confidential Portion Omitted] lines. Customers shall endeavour to extend their Switches to achieve this ultimate Switch size.

CLAUSE C4.2, is hereby amended to remove reference to [Confidential Portion Omitted], now stated as follows:

  C4.2 For any OTHER Products ordered TOGETHER WITH or separately FROM Switches OR SWITCH EXTENSIONS Customer shall [Confidential Portion Omitted]. Unless otherwise agreed, Supplier's Software and Services [Confidential Portion Omitted].

CLAUSE C4.3, is hereby deleted to remove reference to [Confidential Portion Omitted] from the Agreement:



CLAUSE C10, is hereby amended to detail that the BRISC 50 processor is provided with an initial switch at no additional charge, now restated as follows:

C10        BELL NORTHERN RESEARCH RATIONALISED INSTRUCTION SET COMPUTING
           PROCESSOR

  C10.1 FOR THOSE SITES WHERE SERIES 40 PROCESSORS HAVE BEEN INSTALLED, Supplier shall upgrade the Switches to Bell Northern Research Rationalised Instruction Set Computing (BRISC) processors at no additional charge where it is found that the recommended maximum Busy Hour Call Attempts (BHCA) capacity for the Cable Television
               (CATV) environment as detailed in the Supplier's response to the RFP section 3.3.2.8 are not achieved, provided that the failure to achieve such recommended maximum BHCA capacity is not attributable to the introduction of additional Software features or to a traffic volume and/or call mix varying from that detailed in the BHCA capacity predictions.

  C10.2 A BRISC 50 PROCESSOR WILL BE PROVIDED AS PART OF AN INITIAL SWITCH AT NO INCREMENTAL PRICE.

  C10.3 Customer may Order the BRISC 60 processor with the Order for an initial Switch at the incremental price of (POUND)25,000
               SUCH PAYMENT shall be deferred until such time as Customer requires the additional processing capability provided by the BRISC 60 over and above that provided by the BRISC 50.

CLAUSE C31, is hereby amended to detail Switch Order criteria now stated as follows:

C31        ORDER AND CUSTOMER INFORMATION PROCESS FOR A NEW SWITCH

  C31.1 Customer may procure a new Switch by issuing an Order. Such Order shall state the number of lines, Acceptance Date and any other pertinent information AND SHALL ADHERE TO THE FOLLOWING ORDER
               CRITERIA:

       C31.1.1 GPP LINES SHALL ONLY BE ORDERED IN MULTIPLES OF 3,600 WHICH REPRESENTS A FULLY EQUIPPED GPP CABINET .

       C31.1.2 THE MINIMUM ORDER QUANTITY OF GPP LINES FOR A NEW HOST SWITCH IS 21,600 AND FOR A SNSE 7,200 LINES.

       C31.1.3 THE MINIMUM INITIAL HOST SWITCH IMPLEMENTATION SHALL BE 10,800 GPP LINES AND FOR A SNSE SWITCH, 3,600 GPP LINES.

       C31.1.4 ANY BALANCE OF LINES ORDERED IN ACCORDANCE WITH CLAUSE C31.1.2 BUT NOT INCLUDED IN THE INITIAL IMPLEMENTATION DETAILED IN CLAUSE C31.1.3 SHALL BE IMPLEMENTED FOR ACCEPTANCE NO LATER THAN TWO YEARS AFTER THE ACCEPTANCE DATE FOR THE INITIAL IMPLEMENTATION OF SUCH SWITCH.

       C31.1.5 THE MINIMUM ORDER QUANTITY FOR A SINGLE IMPLEMENTATION OF GPP LINES FOR AN EXTENSION TO A HOST SWITCH SHALL BE 7,200 LINES AND FOR AN EXTENSION TO AN

                     SNSE SHALL BE 3,600 LINES.
                     EXCEPT THAT WHERE CUSTOMER REQUIRES LESS THAN 7,200 LINES ON A HOST SWITCH TO COMPLETE THE BUILD FOR THAT AREA, CUSTOMER MAY ORDER AN EXTENSION OF 3,600 LINES.

EXHIBIT C, APPENDIX II, is hereby deleted in its entirety and replaced with the following to define in more detail the items included within the price per line and the engineering assumptions and is now stated as follows:-


EXHIBIT C                  APPENDIX II
--------------------------------------


This Appendix 2 to Exhibit C of the Agreement details the Product(s) and Software contained in the price per line stated in Clause C4.1, the associated ENGINEERING assumptions.

CII.1      PRICE PER LINE

THIS PART 1 OF APPENDIX 2 DETAILS THE PRODUCT, SOFTWARE AND SERVICES INCLUDED WITHIN THE PRICE PER LINE STATED IN CLAUSE C4.1.






                         [Confidential Portion Omitted]

                              Pages  8 - 22








                         [Confidential Portion Omitted]

EXHIBIT C, APPENDIX III, is hereby deleted in its entirety and replaced with the following to define in more detail the fully discounted prices for Purchases which are incremental or additional to the items included within the price per line and is now stated as follows:-


EXHIBIT C                  APPENDIX III
---------------------------------------

This Appendix III to Exhibit C of the Agreement details the fully discounted prices for Purchases which are incremental or additional to the items included within the price per line. This price list may be updated or amended by Supplier by written notice in accordance with clause C2.48 provided that any variations to prices are not inconsistent with the provisions of clause 2.9 (price protection).


                   EXHIBIT C, APPENDIX III PRICE LIST - INDEX

--------------------------------------------------------------------------------
       REFERENCE NO.                                       DESCRIPTION
 -------------------------------------------------------------------------------
                            DPNSS ports
                            ----------------------------------------------------
                            DASS II Model 1200
                            ----------------------------------------------------
                            DASS II Model 800
                            ----------------------------------------------------
                            DASS II Network Interface Management System (NIMS)
                            ----------------------------------------------------
                            Xyplex based NSC Interface Equipment
                            ----------------------------------------------------
                            LIU7 links and LPP Cabinet
                            ----------------------------------------------------
                            EDRAM
                            ----------------------------------------------------
                            IOC Module and device cards
                            ----------------------------------------------------
                            MAP terminal and printer
                            ----------------------------------------------------
                            P-Phone Screen Based Operator Console
                            ----------------------------------------------------
                            MDF Equipment
                            ----------------------------------------------------
                            Helmsman CD ROM Documentation
                            ----------------------------------------------------
                            Paper copies of Documentation
                            ----------------------------------------------------
   [Confidential Portion    Attendant Console
                            ----------------------------------------------------
         Omitted]           P-Phones, Headsets and Residential Telephones sets
                            ----------------------------------------------------
                            Music On Hold Interface
                            ----------------------------------------------------
                            Centrex -  including RSC-s/SRU/LCME/Line cards
                            ----------------------------------------------------
                            CMIS cabinet
                            ----------------------------------------------------
                            CODES
                            ----------------------------------------------------
                            PDTC or DTCOi Ports
                            ----------------------------------------------------
                            Technical Support (hourly Labour Rates)
                            ----------------------------------------------------
                            Filters
                            ----------------------------------------------------
                            Cabinetised Integrated Services Module (CISM) and
                            associated cards
                            ----------------------------------------------------
                            Training
                            ----------------------------------------------------
                            Wallboard
                            ----------------------------------------------------
                            Stratum Clock Interface
--------------------------------------------------------------------------------

                           QUOTATION FOR DPNSS PORTS
                           -------------------------


REFERENCE: CATV/GPA/801
ISSUE: 1
PAGE: 1/1






                         [Confidential Portion Omitted]

                        QUOTATION FOR DASS II MODEL 1200
                        --------------------------------



REFERENCE: CATV/GPA/802
ISSUE: 1
PAGE: 1/3












                         [Confidential Portion Omitted]

                        QUOTATION FOR DASS II MODEL 1200
                        --------------------------------

REFERENCE: CATV/GPA/802
ISSUE: 1
PAGE: 2/3







                         [Confidential Portion Omitted]

                        QUOTATION FOR DASS II MODEL 1200
                        --------------------------------

REFERENCE: CATV/GPA/802
ISSUE: 1
PAGE: 3/3








                         [Confidential Portion Omitted]

                         [Confidential Portion Omitted]

                        QUOTATION FOR DASS II MODEL 800
                        -------------------------------

REFERENCE: CATV/GPA/803
ISSUE: 1
PAGE: 1/3






                         [Confidential Portion Omitted]

                        QUOTATION FOR DASS II MODEL 800
                        -------------------------------

REFERENCE: CATV/GPA/803
ISSUE: 1
PAGE: 2/3







                         [Confidential Portion Omitted]

                         [Confidential Portion Omitted]

                        QUOTATION FOR DASS II MODEL 800
                        -------------------------------


REFERENCE: CATV/GPA/803
ISSUE: 1
PAGE: 3/3









                         [Confidential Portion Omitted]

        QUOTATION FOR DASS II NETWORK INTERFACE MANAGEMENT SYSTEM (NIMS)
        ----------------------------------------------------------------



REFERENCE: CATV/GPA/804
ISSUE: 1
PAGE: 1/3




















                         [Confidential Portion Omitted]

        QUOTATION FOR DASS II NETWORK INTERFACE MANAGEMENT SYSTEM (NIMS)
        ----------------------------------------------------------------

REFERENCE: CATV/GPA/804
ISSUE: 1
PAGE: 2/3






                         [Confidential Portion Omitted]

        QUOTATION FOR DASS II NETWORK INTERFACE MANAGEMENT SYSTEM (NIMS)
        ----------------------------------------------------------------


REFERENCE: CATV/GPA/804
ISSUE: 1
PAGE: 3/3





                         [Confidential Portion Omitted]

                         [Confidential Portion Omitted]

               QUOTATION FOR XYPLEX BASED NSC INTERFACE EQUIPMENT
               --------------------------------------------------


REFERENCE: CATV/GPA/805
ISSUE: 1
PAGE: 1/1








                         [Confidential Portion Omitted]

               QUOTATION FOR ADDITIONAL LIU7 LINKS AND LPP CABINET
               ---------------------------------------------------

REFERENCE: CATV/GPA/806
ISSUE: 1
PAGE: 1/1




                         [Confidential Portion Omitted]

                              QUOTATION FOR EDRAM
                              -------------------



REFERENCE: CATV/GPA/807
ISSUE: 1
PAGE: 1/1








                         [Confidential Portion Omitted]

                    QUOTATION FOR IOC MODULE AND DEVICE CARDS
                    -----------------------------------------


REFERENCE: CATV/GPA/808
ISSUE: 1
PAGE: 1/1







                         [Confidential Portion Omitted]

                    QUOTATION FOR A MAP TERMINAL AND PRINTER
                    ----------------------------------------

REFERENCE: CATV/GPA/809
ISSUE: 1
PAGE: 1/1







                         [Confidential Portion Omitted]

              QUOTATION FOR A P-PHONE SCREEN BASED OPERATOR CONSOLE
              -----------------------------------------------------


REFERENCE: CATV/GPA/810
ISSUE: 1
PAGE: 1/2





                         [Confidential Portion Omitted]

              QUOTATION FOR A P-PHONE SCREEN BASED OPERATOR CONSOLE
              -----------------------------------------------------


REFERENCE: CATV/GPA/810
ISSUE: 1
PAGE: 2/2






                         [Confidential Portion Omitted]

                           QUOTATION FOR MDF EQUIPMENT
                           ---------------------------

REFERENCE: CATV/GPA/811
ISSUE: 1
PAGE: 1/1








                         [Confidential Portion Omitted]

                   QUOTATION FOR HELMSMAN CD ROM DOCUMENTATION
                   -------------------------------------------

REFERENCE: CATV/GPA/812
ISSUE: 1
PAGE: 1/1


                         [Confidential Portion Omitted]

                   QUOTATION FOR PAPER COPIES OF DOCUMENTATION
                   -------------------------------------------

REFERENCE: CATV/GPA/815
ISSUE: 1
PAGE 1/1





                         [Confidential Portion Omitted]

                         QUOTATION FOR ATTENDANT CONSOLE
                         -------------------------------

REFERENCE: CATV/GPA/814
ISSUE: 1
PAGE: 1/1





                         [Confidential Portion Omitted]

        QUOTATION FOR P-PHONES, HEADSETS AND RESIDENTIAL TELEPHONES SETS
        -----------------------------------------------------------------


REFERENCE: CATV/GPA/815
ISSUE: 1
PAGE: 1/1










                         [Confidential Portion Omitted]

                      QUOTATION FOR MUSIC ON HOLD INTERFACE
                      -------------------------------------

REFERENCE: CATV/GPA/816
ISSUE: 1
PAGE: 1/1







                         [Confidential Portion Omitted]

                              QUOTATION FOR CENTREX
                              ---------------------
                       INCLUDING RSC-S/SRU/LCME/LINE CARDS
                       -----------------------------------

REFERENCE: CATV/GPA/817
ISSUE: 1
PAGE: 1/3







                         [Confidential Portion Omitted]

                              QUOTATION FOR CENTREX
                       INCLUDING RSC-S/SRU/LCME/LINE CARDS

REFERENCE: CATV/GPA/817
ISSUE: 1
PAGE: 2/3











                         [Confidential Portion Omitted]

                              QUOTATION FOR CENTREX
                       INCLUDING RSC-S/SRU/LCME/LINE CARDS

REFERENCE: CATV/GPA/817
ISSUE: 1
PAGE: 3/3





                         [Confidential Portion Omitted]

                           QUOTATION FOR CMIS CABINET
                           --------------------------

REFERENCE: CATV/GPA/818
ISSUE: 1
PAGE: 1/1





                         [Confidential Portion Omitted]

                               QUOTATION FOR CODES
                               -------------------

REFERENCE: CATV/GPA/819
ISSUE: 1
PAGE: 1/1




                         [Confidential Portion Omitted]

                        QUOTATION FOR PDTC OR DTCOI PORTS
                        ---------------------------------

REFERENCE: CATV/GPA/820
ISSUE: 1
PAGE : 1/1






                         [Confidential Portion Omitted]

                         QUOTATION FOR TECHNICAL SUPPORT
                         -------------------------------

REFERENCE: CATV/GPA/821
ISSUE: 1
PAGE: 1/1






                         [Confidential Portion Omitted]

                              QUOTATION FOR FILTERS
                              ---------------------



REFERENCE: CATV/GPA/822
ISSUE: 1
PAGE: 1/1








                         [Confidential Portion Omitted]

                     QUOTATION FOR CISM AND ASSOCIATED CARDS
                     ---------------------------------------

REFERENCE: CATV/GPA/823
ISSUE: 1
PAGE: 1/1









                         [Confidential Portion Omitted]

                             QUOTATION FOR TRAINING
                             ----------------------

REFERENCE: CATV/GPA/824
ISSUE: 1
PAGE: 1/1

                                    Page 60
                                    -------


                            QUOTATION FOR WALLBOARD
                            -----------------------

REFERENCE: CATV/GPA/825
ISSUE: 1
PAGE: 1/1








                         [Confidential Portion Omitted]

                     QUOTATION FOR STRATUM CLOCK INTERFACE
                     -------------------------------------

REFERENCE: CATV/GPA/826
ISSUE: 1
PAGE: 1/1





                         [Confidential Portion Omitted]

                                    Page 62
SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                   SUPPLIER
-------------------------------------       ------------------------------------
TELEWEST COMMUNICATIONS GROUP LIMITED       NORTEL LIMITED


-----------------------             ------                -----------------------       -----
authorised signature                date                  authorised signature          date


------------------------------------        ------------------------------------
print or type name of signatory             print or type name of signatory


-----------------------------               ------------------------------------
title                                       title


CABLE LONDON PLC


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title





BIRMINGHAM CABLE LIMITED


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title

WINDSOR TELEVISION LIMITED


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title




BELL CABLEMEDIA PLC


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title




TELECENTIAL COMMUNICATIONS PARTNERSHIP


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title




IVS CABLE HOLDINGS LIMITED


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory

--------------------------------------------
title



COMCAST TEESSIDE LIMITED


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title




CAMBRIDGE CABLE LIMITED


----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title



DIAMOND CABLE COMMUNICATIONS LIMITED




----------------------------------  --------
authorised signature                date


--------------------------------------------
print or type name of signatory


--------------------------------------------
title